As filed with the Securities and Exchange Commission on October 28, 2025

Securities Act Registration No. 333-196273

Investment Company Act Registration No. 811-22930

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement under the Securities Act of 1933

Pre-effective Amendment No. __	☐
Post-effective Amendment No. 220	☒

Registration Statement under the Investment Company Act of 1940
Amendment No. 221	☒

(Check appropriate box or boxes)

USCF ETF Trust

(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman

Chief Legal Officer

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Copy to:

Cynthia R. Beyea

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Phone: (202) 261-3300

Facsimile: (202) 261-3333

As soon as practicable after this filing becomes effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)
☒	On October 30, 2025 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

USCF Midstream Energy Income Fund

 NYSE Arca: UMI

October 30, 2025

USCF ETF TRUST

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF MIDSTREAM ENERGY INCOME FUND

Investment Objective

The primary investment objective of the USCF Midstream Energy Income Fund (the “Fund”) is to seek a high level of current income.

As a secondary objective, the Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver(2)	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	0.69%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fees. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the 0.16% fee waiver is only in place for the one-year period. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks a high level of current income and, as a secondary objective, capital appreciation, by investing in high quality midstream energy infrastructure companies that pay current distributions to shareholders. Miller/Howard Investments, Inc. (the “Sub-Adviser”) serves as the sub-adviser for the Fund and manages the Fund’s investments. The Fund utilizes a bottom-up fundamental research process to evaluate midstream energy infrastructure companies on a number of key metrics, including income, growth of income, distribution coverage, leverage, direct-commodity price exposure, and contract quality. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector. Companies engaged in the midstream energy sector are primarily structured as publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), and companies structured or who elect to be taxed as C-corporations that derive the majority of their revenue from operating or providing midstream energy services. Midstream energy services include the provision of transportation, storage, and gathering and processing infrastructure for oil, natural gas, and other products.

The Fund will typically invest in approximately twenty to twenty-five companies that are engaged in the midstream energy sector, though it is not required to do so. The Fund will select these companies for investment from, as of the date of this Prospectus, approximately forty to forty-five eligible midstream energy and MLP companies.

In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (including the company’s average daily traded volume) and market capitalization (generally selecting companies with market capitalizations greater than $1.5 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. As part of its process to evaluate potential portfolio companies, the Fund also conducts an environmental, social and governance (“ESG”) risk assessment and assigns an ESG risk rating for each company reviewed. The risk assessment looks at a number of factors, including exposure to environmental risks, corporate board and management team structure, and corporate governance.

The Fund may directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships. The Fund will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

The Fund’s investments in the securities of Canadian issuers are generally expected to comprise less than 40% of the value of the Fund’s total assets.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Energy Sector Risk. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Because of the Fund’s focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector. The energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production or consumption of energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution (such as reduced volumes of natural gas or other energy commodities so available), or a sustained decline in demand for such commodities (such as a sustained reduced demand for crude oil, natural gas, and refined petroleum products resulting from a recession or an increase in market price or higher taxes) may adversely impact the financial performance of companies operating in the energy sector, including MLPs.

These companies, including MLPs, are subject to the above and other supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, changes in interest rates, declines in domestic or foreign production or consumption, changes in consumer preferences, accidents or catastrophic events, economic conditions, war, violence, disruptive activity caused by political unrest, and attacks or threats of attack by terrorists, among other factors. The energy sector has experienced increased volatility as a result of conflicts in the Middle East and the Russia-Ukraine war.

2

At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.

Energy Infrastructure Companies Risk. Energy infrastructure companies, including MLPs, midstream energy C-corporations, and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of crude oil, natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; increased supply of oil, natural gas and petroleum products; geopolitical risks and other shocks to supply and/or demand that could impact the prices of crude oil, natural gas or other energy commodities; depletion of crude oil, natural gas reserves or other commodities; changes in interest rates affecting the costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies. Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.

Master Limited Partnership Investment Risks. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain other risks, including, for example, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy, and no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

3

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Small and Mid-Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

4

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy, or a reduction in U.S. spending on Canadian products and services, may significantly affect the Canadian economy because the United States is Canada’s largest trading partner and foreign investor. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to the future of such trade agreements may cause a decline in the Fund’s shares. The imposition of additional tariffs by the U.S. may have implications for the trade arrangements between the U.S. and Canada, which could negatively affect the value of securities held by the Fund. These and other factors could have a negative impact on the Fund and its investments in Canada.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

5

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forgo certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and a performance index (Alerian Midstream Energy Select Total Return IndexSM) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

6

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	22.22% in the 1st quarter of 2022
Lowest Performing Quarter:	-9.95% in the 2nd quarter of 2022
YTD Return as of 9/30/2025:	6.47%

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	42.71%	26.55%
Return After Taxes on Distributions	39.84%	24.21%
Return After Taxes on Distributions and Sale of Fund Shares	25.04%	20.21%
S&P 500 Index	25.02%	13.11%
Alerian Midstream Energy Select Total Return IndexSM(1)	43.13%	25.51%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund.

Miller/Howard Investments, Inc. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Adam Fackler, CFA, the Chief Investment Officer and a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2021.

John R. Cusick, CFA, a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2021.

7

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 10,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (i.e., “baskets”) closely approximating holdings of the Fund and a designated amount of cash, but has adopted policies and procedures to allow it to utilize custom baskets consistent with the rules under the 1940 Act. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $100.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks capital appreciation.

The Fund’s investment objective, and its policy to invest at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector, may each be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks a high level of current income and, as a secondary objective, capital appreciation, by investing in high quality midstream energy infrastructure companies that pay current distributions to shareholders. The Fund utilizes a bottom-up fundamental research process to evaluate midstream energy infrastructure companies on a number of key metrics, including income, growth of income, distribution coverage, leverage, direct-commodity price exposure, and contract quality. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector. The midstream energy sector primarily includes publicly-traded MLPs and limited liability companies taxed as partnerships, and companies structured or who elect to be taxed as C-corporations that derive the majority of their revenue from operating or providing midstream energy services. The Fund considers midstream energy services to be transportation, storage, and gathering and processing infrastructure that primarily collect fees for transporting customers’ oil, natural gas, and other products (collectively, “midstream energy sector”).

8

The Fund will typically invest in approximately twenty to twenty-five of these companies, though it is not required to do so. The Fund will select these companies for investment from, as of the date of this Prospectus, approximately forty to forty-five eligible midstream energy and MLP companies.

In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (including the company’s average daily traded volume) and market capitalization (generally selecting companies with market capitalizations greater than $1.5 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. As part of its process to evaluate potential portfolio companies, the Fund also conducts an ESG risk assessment and assigns an ESG risk rating for each company reviewed. The risk assessment looks at a number of factors, including exposure to environmental risks, policies on diversity and inclusion, and corporate governance.

The Fund may directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships. The Fund will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

The Fund’s investments in the securities of Canadian issuers are generally expected to comprise less than 40% of the value of the Fund’s total assets.

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Energy Sector Risk. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Because of the Fund’s focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector. The energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production or consumption of energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution (such as reduced volumes of natural gas or other energy commodities so available), or a sustained decline in demand for such commodities (such as a sustained reduced demand for crude oil, natural gas, and refined petroleum products resulting from a recession or an increase in market price or higher taxes) may adversely impact the financial performance of companies operating in the energy sector, including MLPs.

These companies, including MLPs, are subject to the above and other supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including geopolitical events, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production or consumption, changes in consumer preferences, accidents or catastrophic events, economic conditions, war, violence, disruptive activity caused by political unrest, and attacks or threats of attack by terrorists, among other factors. The energy sector has experienced increased volatility as a result of conflicts in the Middle East and the Russia-Ukraine war.

At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, and crude oil, in both the short- and long-term, and it is impossible to predict such fluctuations with accuracy. MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities, and such reductions could adversely affect the ability of such MLPs to make distributions to the Fund. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.

9

Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, world events and economic conditions. Other risks related to investing in the energy sector include the potential for:

-	the imposition of import controls;
-	government regulations related to environmental protection, health and safety;
-	competition from alternative energy sources;
-	potential civil liabilities, such as environmental damage claims;
-	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
-	a sustained reduced demand for crude oil, natural gas and refined petroleum products, potentially resulting from a recession or an increase in market price or higher taxes;
-	depletion of the natural gas reserves or other commodities if not replaced;
-	changes in the regulatory environment;
-	extreme weather;
-	war, violence or disruptive activity caused by political unrest; and
-	attacks or threats of attack by terrorists.

Energy Infrastructure Companies Risk. Energy infrastructure companies, including MLPs, midstream energy C-corporations, and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of crude oil, natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; increased supply of oil, natural gas and petroleum products; geopolitical risks and other shocks to supply and/or demand that could impact the prices of crude oil, natural gas or other energy commodities; depletion of crude oil, natural gas reserves or other commodities; changes in interest rates affecting the costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies. Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.

10

Master Limited Partnership Investment Risks. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain other risks, including, for example, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the FERC changed its long-standing tax allowance policy, and no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Small and Mid-Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

11

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an Authorized Participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser and Sub-Adviser believe that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of Fund shares or sells at a time when the market price is at a discount to the NAV of Fund shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

12

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy, or a reduction in U.S. spending on Canadian products and services, may significantly affect the Canadian economy because the United States is Canada’s largest trading partner and foreign investor. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to the future of such trade agreements may cause a decline in the Fund’s shares. The imposition of additional tariffs by the U.S. may have implications for the trade arrangements between the U.S. and Canada, which could negatively affect the value of securities held by the Fund. These and other factors could have a negative impact on the Fund and its investments in Canada.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

13

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forgo certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Fund’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Fund might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Fund may invest in companies that do not reflect the beliefs of any particular investor.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Temporary Defensive Positions

The Fund may take temporary defensive positions that are inconsistent with its stated principal investment strategy, for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments in response to unusual market, economic, political, or other adverse conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

14

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser of the Fund

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees (the “Board”) of the USCF ETF Trust (the “Trust”) who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

15

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Sub-Adviser to the Fund

The Sub-Adviser has been registered as an investment adviser with the SEC since 1986. The Sub-Adviser’s offices are located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. As of June 30, 2025, the Sub-Adviser and its affiliates had approximately $3.6 billion in assets under management, including assets under advisement. Subject to the Adviser’s oversight, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest in the type of investments in which the Fund may also invest for clients in separately managed accounts and for closed-end fund shareholders.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fees. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

16

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Adam Fackler, CFA, oversees Miller/Howard Investments’ portfolio management team as Chief Investment Officer. Mr. Fackler is the designated lead or co-lead Portfolio Manager on the firm’s core strategies. Mr. Fackler joined Miller/Howard Investments in 2016. Prior to being named Chief Investment Officer, he served as Deputy Chief Investment Officer, and he focused on infrastructure companies including utilities, telecommunications, and midstream energy/master limited partnerships (MLPs). Previously, Adam spent 10 years in equity research, including five years at Rodman & Redshaw, KLR Group, and MLV & Co. where he covered exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University. Mr. Fackler is a CFA charterholder.

John R. Cusick, CFA, focuses on midstream energy including master limited partnerships (MLPs). Before joining Miller/Howard in 2013, he was a senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production. Prior to that, John spent more than a decade at Oppenheimer & Co. beginning his career as a junior analyst working for energy analyst Fadel Gheit, and then as a senior research analyst specializing in the midstream sector. He earned his BA in Finance and Marketing from Temple University, and an MBA in Finance from Fordham University School of Business in New York City. Mr. Cusick is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

17

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol UMI.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
10,000	$100

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

18

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

19

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a regulated investment company (“RIC”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

20

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Internal Revenue Code of 1986, as amended (the “Code”), will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

In general, your distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the Internal Revenue Service (“IRS”) that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

21

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Unit at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Unit and (ii) the Authorized Participant’s adjusted tax basis in the Creation Unit. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

22

USCF ETF TRUST
USCF MIDSTREAM ENERGY INCOME FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period Ended June 30, 2021(a)
Net Asset Value, Beginning of Period	$41.98	$34.21	$31.16	$29.35	$24.29
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	1.21	1.17	1.02	0.84	0.21
Net Realized and Unrealized Gain (Loss)	9.87	8.47	3.79	2.30	5.09
Total Income (Loss) from Operations	11.08	9.64	4.81	3.14	5.30
Less Distributions From:
Net Investment Income	(1.60)	(1.06)	(0.83)	(0.81)	(0.18)
Capital Gain	(0.41)	(0.81)	(0.14)	—	—
Return of Capital	—	—	(0.79)	(0.52)	(0.06)
Total Distributions	(2.01)	(1.87)	(1.76)	(1.33)	(0.24)
Net Asset Value, End of Period	$51.05	$41.98	$34.21	$31.16	$29.35

Total Return(c)	26.71%	28.92%	15.56%	10.74%	21.83%
Net Assets, End of Period (thousands)	$385,458	$273,258	$205,238	$151,122	$99,785
Ratios of Average Net Assets:
Expenses	0.85%	0.85%	0.85%	0.85%	0.85	%(d)
Net Investment Income (Loss)	2.49%	3.13%	3.04%	2.68%	2.80	%(d)
Portfolio Turnover Rate(e)	41%	21%	17%	18%	8%

(a)	Commencement of Operations, March 23, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
23

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

24

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

25

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
26

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
27

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Dividend Income Fund

NYSE Arca: UDI

October 30, 2025

USCF ETF TRUST

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF DIVIDEND INCOME FUND

Investment Objective

The primary investment objective of the USCF Dividend Income Fund (the “Fund”) is to seek a high level of current income.

As a secondary objective, the Fund seeks growth of income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks a high level of current income and, as a secondary objective, growth of income, by investing in U.S. exchange-traded dividend-paying and dividend-growth companies that meet the Fund’s environmental, social and governance (“ESG”) criteria. The Fund may also invest in U.S. exchange-traded equity securities of issuers domiciled outside the U.S., including American Depositary Receipts (“ADRs”). The Fund may also invest in real estate investment trusts (“REITs”), with a typical sector limit of 25% or two times the weight in the Russell 1000 Value Index, whichever is greater. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities.

1

Miller/Howard Investments, Inc. (the “Sub-Adviser”), serves as the Fund’s sub-adviser and manages the Fund’s investments. The Fund primarily utilizes a bottom-up fundamental research process to evaluate companies, and uses quantitative research to identify and compare potential candidates for further fundamental review. Fundamental research is based on reviewing primary source documents, such as SEC filings, company presentations, meetings with management, industry conferences, and engagement with industry experts and analysts as well as third-party research.

The Fund assesses companies based on a number of key metrics, including dividend yield, prospects for dividend growth, balance sheet strength, dividend coverage, and low valuations. In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (generally selecting companies with average daily trading value greater than $30 million) and market capitalization (generally selecting companies with market capitalization greater than $4 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation, including a strong commitment to pay and grow the dividend.

As an integral part of its process to evaluate potential portfolio companies, the Fund conducts an ESG assessment. The Fund will first screen out companies based on certain objective ESG characteristics. Such screening criteria eliminates: (i) companies that extract coal; (ii) companies that derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) companies that provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. The Fund uses audited reports and other publicly available information in order to determine whether a company should be screened out of the Fund’s investable universe.

In addition to the companies eliminated by the screening process, the Fund seeks to eliminate, based on its own assessment, companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. The Fund evaluates a company’s performance relative to peers on environmental or social indicators. Examples of such ESG key performance indicators include the frequency and scope of its ESG disclosures, human rights record and policies, and corporate board structure. More specifically, the Fund’s ESG assessments focus on the following criteria:

•	Governance and Ethics. The Fund believes that oversight of management is a board’s responsibility, and further, that oversight of the board is an investor right and responsibility. As such, the Fund considers the structure of a company’s board and whether it has an independent chair, the extent to which the company is controlled by insiders and family members, and the responsiveness of the board to investor votes. The Fund also considers the strength and vision of a company’s leaders and the company’s strategy and vision.
•	Environmental Record. The Fund seeks to invest in companies that aim to minimize and mitigate the negative impacts of their operations on the environment. In assessing a company, the Fund considers a company’s strategy regarding natural resources and the planet, and how it mitigates any unintentional or unavoidable environmental harms caused by its operations.
•	Human Rights. The Fund favors companies that have human rights policies, practices, and due diligence processes that are grounded in international norms, including the United Nations Guiding Principles on Business and Human Rights.
•	Human Capital Management and Structure. The Fund reviews each company for certain indicators, including the racial, ethnic, and gender composition of its board, management, and workforce, to reveal areas where human capital management is lagging, recruitment is failing to capture the range of expertise and suitable candidates available, where homogeneity might be creating narrowness of perspectives and/or confirmation bias, and where a company’s competitive advantage may be at risk.

In completing its ESG assessments, the Fund does not rely on any one source of information, but rather collects information from multiple sources including a company’s audited reports and other publicly available information (such as sustainability reports and voluntary ESG disclosures); third-party ESG research and ratings from ESG data providers; non-profit benchmark reports, research, and analysis; media reports; and discussions with company management.

The Sub-Adviser then constructs the Fund’s portfolio from the investable universe by taking into consideration both the financial and ESG profile of each candidate, equally. The Fund is not required to invest in any specific number of companies, but will typically invest in approximately thirty to forty-five companies, each of which meets the Fund’s financial and ESG criteria.

2

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs, involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of nationalization, expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

3

American Depositary Receipts Risk. ADRs are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. However, such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Risk. The Fund may invest in ADRs linked to companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forgo certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

Real Estate Securities Risk. Because the Fund may invest in REITs, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”), which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

4

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and a performance index (S&P 500 Value Total Return IndexSM) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

5

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	11.21% in the third quarter of 2024
Lowest Performing Quarter:	-4.54% in the third quarter of 2023
YTD Return as of 9/30/2025:	10.62%

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	17.18%	9.82%
Return After Taxes on Distributions	15.15%	8.25%
Return After Taxes on Distributions and Sale of Fund Shares	10.60%	6.96%
S&P 500 Index	25.02%	16.21%
S&P 500 Value Total Return IndexSM	12.29%	12.00%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund.

Miller/Howard Investments, Inc. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Adam Fackler, CFA, the Chief Investment Officer and a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since June 2025.

Michael Roomberg, CFA, a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since June 2025.

John (“Jack”) E. Leslie III, CFA, a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in June 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

6

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 10,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (i.e., “baskets”) closely approximating holdings of the Fund and a designated amount of cash, but has adopted policies and procedures to allow it to utilize custom baskets consistent with the rules under the 1940 Act. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $100.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks growth of income.

The Fund’s investment objective, and its policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities, may each be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks a high level of current income and, as a secondary objective, growth of income, by investing in U.S. exchange-traded dividend-paying and dividend-growth companies that meet the Fund’s ESG criteria. The Fund may also invest in U.S. exchange-traded equity securities of issuers domiciled outside the U.S., including ADRs. The Fund may also invest in REITs, with a typical sector limit of 25% or two times the weight in the Russell 1000 Value Index, whichever is greater. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities.

The Fund primarily utilizes a bottom-up fundamental research process to evaluate companies, and uses quantitative research to identify and compare potential candidates for further fundamental review. Fundamental research is based on reviewing primary source documents, such as SEC filings, company presentations, meetings with management, industry conferences, and engagement with industry experts and analysts as well as third-party research.

The Fund assesses companies based on a number of key metrics, including dividend yield, prospects for dividend growth, balance sheet strength, dividend coverage, and low valuations. In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (generally selecting companies with average daily trading value greater than $30 million) and market capitalization (generally selecting companies with market capitalization greater than $4 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation, including a strong commitment to pay and grow the dividend.

7

As an integral part of its process to evaluate potential portfolio companies, the Fund conducts an ESG assessment. The Fund will first screen out companies based on certain objective ESG characteristics. Such screening criteria eliminates: (i) companies that extract coal; (ii) companies that derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) companies that provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. The Fund uses audited reports and other publicly available information in order to determine whether a company should be screened out of the Fund’s investable universe.

In addition to the companies eliminated by the screening process, the Fund seeks to eliminate, based on its own assessment, companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. The Fund evaluates a company’s performance relative to peers on environmental or social indicators. Examples of such ESG key performance indicators include the frequency and scope of its ESG disclosures, human rights record and policies, and corporate board structure. More specifically, the Fund’s ESG assessments focus on the following criteria:

•	Governance and Ethics. The Fund believes that oversight of management is a board’s responsibility, and further, that oversight of the board is an investor right and responsibility. As such, the Fund considers the structure of a company’s board and whether it has an independent chair, the extent to which the company is controlled by insiders and family members, and the responsiveness of the board to investor votes. The Fund also considers the strength and vision of a company’s leaders and the company’s strategy and vision.
•	Environmental Record. The Fund seeks to invest in companies that aim to minimize and mitigate the negative impacts of their operations on the environment. In assessing a company, the Fund considers a company’s strategy regarding natural resources and the planet, and how it mitigates any unintentional or unavoidable environmental harms caused by its operations.
•	Human Rights. The Fund favors companies that have human rights policies, practices, and due diligence processes that are grounded in international norms, including the United Nations Guiding Principles on Business and Human Rights.
•	Diversity. The Fund reviews each company for certain indicators, including the racial, ethnic, and gender composition of its board, management, and workforce, to reveal areas where human capital management is lagging, recruitment is failing to capture the range of expertise and suitable candidates available, where homogeneity might be creating narrowness of perspectives and/or confirmation bias, and where a company’s competitive advantage may be at risk.

In completing its ESG assessments, the Fund does not rely on any one source of information, but rather collects information from multiple sources including a company’s audited reports and other publicly available information (such as sustainability reports and voluntary ESG disclosures); third-party ESG research and ratings from ESG data providers; non-profit benchmark reports, research, and analysis; media reports; and discussions with company management.

The Sub-Adviser then constructs the Fund’s portfolio from the investable universe by taking into consideration both the financial and ESG profile of each candidate, equally. The Fund is not required to invest in any specific number of companies, but will typically invest in approximately thirty to forty-five companies, each of which meets the Fund’s financial and ESG criteria.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

8

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs, involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of nationalization, expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

American Depositary Receipts Risk. The fund may invest in ADRs. Depositary Receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of a Depositary Receipt investment in ways different from direct investments in foreign securities. The value of ADRs may also change materially at times when U.S. markets are not open for trading. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock.

Emerging Markets Risk. The Fund may invest in ADRs linked to companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

9

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forgo certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Fund’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Fund might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Fund may invest in companies that do not reflect the beliefs of any particular investor.

Real Estate Securities Risk. Because the Fund may invest in REITs, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Code or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time.

10

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an Authorized Participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser and Sub-Adviser believe that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

11

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Temporary Defensive Positions

The Fund may take temporary defensive positions that are inconsistent with its stated principal investment strategy, for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments in response to unusual market, economic, political, or other adverse conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser of the Fund

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund. The Adviser provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees (the “Board”) of the USCF ETF Trust (the “Trust”) who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

12

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Sub-Adviser to the Fund

The Sub-Adviser has been registered as an investment adviser with the SEC since 1986. The Sub-Adviser’s offices are located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. As of June 30, 2025, the Sub-Adviser and its affiliates had approximately $3.6 billion in assets under management, including assets under advisement. Subject to the Adviser’s oversight, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest in the type of investments in which the Fund may also invest for clients in separately managed accounts and for closed-end fund shareholders.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.65% of the Fund’s average daily net assets. The Sub-Adviser is paid by the Adviser, not the Fund.

13

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Adam Fackler, CFA, oversees Miller/Howard Investments’ portfolio management team as Chief Investment Officer. Mr. Fackler is the designated lead or co-lead Portfolio Manager on the firm’s core strategies. Mr. Fackler joined Miller/Howard Investments in 2016. Prior to being named Chief Investment Officer, he served as Deputy Chief Investment Officer, and he focused on infrastructure companies including utilities, telecommunications, and midstream energy/master limited partnerships (MLPs). Previously, Adam spent 10 years in equity research, including five years at Rodman & Redshaw, KLR Group, and MLV & Co. where he covered exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University. Mr. Fackler is a CFA charterholder.

Michael Roomberg, CFA, serves as a portfolio manager of Miller/Howard Investments. Mr. Roomberg focuses on diversified, dividend-paying stocks as well as the energy sector. Mr. Roomberg joined Miller/Howard Investments in 2013. Before joining Miller/Howard, Mr. Roomberg served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. and on Jefferies’ Industrials equity research team. He began his career as a research associate at Boenning & Scattergood Inc. Mr. Roomberg earned his BA in International Relations, Economics, and Finance from the University of Wisconsin-Madison. He holds an MBA from the McDonough School of Business, Georgetown University. Mr. Roomberg is a CFA charterholder.

John (“Jack”) E. Leslie III, CFA, currently serves as a portfolio manager of the Sub-Adviser and also serves on the Board of Directors of the Sub-Adviser. Mr. Leslie joined the Sub-Adviser in 2004. He earned his BS in Finance from Suffolk University and an MBA from Babson College. Mr. Leslie is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

14

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol UDI.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

15

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
10,000	$100

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

16

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants, and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

17

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a regulated investment company (“RIC”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in its shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

Under applicable treasury regulations, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of noncorporate shareholders, provided that certain holding period and other requirements are met by the shareholder and the Fund. There can be no assurance as to what portion of the Fund’s distributions will qualify for such deduction.

18

In general, your distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the Internal Revenue Service (“IRS”) that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Unit at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Unit and (ii) the Authorized Participant’s adjusted tax basis in the Creation Unit. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

19

USCF ETF TRUST
USCF DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023		For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$27.06	$25.23	$23.42		$25.18
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.83	0.74	0.73		0.06
Net Realized and Unrealized Gain (Loss)	3.73	1.81	2.30		(1.82)
Total Income (Loss) from Operations	4.56	2.55	3.03		(1.76)
Less Distributions From:
Net Investment Income	(0.95)	(0.72)	(1.22)		—
Capital Gain	(0.70)	—	(0.00	)(c)	—
Total Distributions	(1.65)	(0.72)	(1.22)		—
Net Asset Value, End of Period	$29.97	$27.06	$25.23		$23.42

Total Return(d)	17.06%	10.32%	11.19%		(7.00)%
Net Assets, End of Period (thousands)	$3,446	$5,818	$5,676		$5,270
Ratios of Average Net Assets:
Expenses	0.64%	0.65%	0.65%		0.65	%(e)
Net Investment Income (Loss)	2.84%	2.87%	2.95%		4.44	%(e)
Portfolio Turnover Rate(f)	24%	28%	39%		0%

(a)	Commencement of Operations, June 7, 2022.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Greater than $(0.005).
(d)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
20

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

21

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

22

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
23

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
24

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

NYSE Arca: SDCI

October 30, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

Investment Objective

The USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.80%
Other Expenses of the Fund	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.80%
Fee Waiver(3)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.60%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the fee waiver is only in place for the one-year period. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$235	$425	$971
1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SDCITR. The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.
•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the New York Mercantile Exchange, ICE Futures, Chicago Board of Trade, Chicago Mercantile Exchange, London Metal Exchange, and Commodity Exchange, Inc. (collectively, the “Futures Exchanges”), which is typically 5% to 10% of the contract amount.
•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

In seeking to track the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. Under normal market conditions, the Fund will invest at least 80% of its assets in Commodity-Linked Investments (as defined below). In determining the value of the Fund’s assets for this purpose, the Fund will value each derivative instrument using the instrument’s notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

Although the Fund will seek to replicate the SDCITR’s positions in the Component Futures Contracts, the Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in commodity-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts (including Component Futures Contracts) and other commodity-related derivative instruments in which the Fund may invest are collectively referred to herein as “Commodity-Linked Investments.”

The Fund may invest in Commodity-Linked Investments directly but it will primarily do so through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 2 (the “Subsidiary”). The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”). The SDCITR is owned and maintained by SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven, and is calculated and published by Bloomberg, L.P. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s Commodity-Linked Investments, which are primarily futures contracts, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with U.S. Treasury bills (“Treasuries”) with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries) and shares of money market mutual funds.

2

The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to the commodities markets while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. The universe of eligible commodities, categorized into five commodity sectors, is made up of:

•	petroleum (crude oil (Brent), crude oil (WTI), gas oil, heating oil, and unleaded gasoline)
•	precious metals (gold, silver, and platinum)
•	industrial metals (zinc, nickel, aluminum, copper, lead, and tin)
•	grains (soybean oil, wheat, corn, soybeans, and soybean meal)
•	non-primary sector (sugar, cotton, coffee, cocoa, natural gas, live cattle, lean hogs, feeder cattle)

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors above (Petroleum, Grains, Industrial Metals, and Precious Metals) must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

Following the Selection Date, the SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

3

SHIM determines the composition of the SDCITR and relative components of the securities of the SDCITR. Bloomberg, L.P. is not affiliated with the USCF ETF Trust (the “Trust”), the Fund, the Adviser or the Distributor (as defined below) or with any affiliate of these companies.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Energy Commodities Risk. The prices of energy commodities, which includes each commodity in the petroleum commodities sector and natural gas, are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production, accidents or catastrophic events, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, among other factors.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The prices of these commodities, which are included in the grains sector of the SDCITR and which include sugar, cotton, coffee, and cocoa from the non-primary section of the SDCITR, are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The prices of these commodities which include live cattle, lean hogs, and feeder cattle from the non-primary sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

4

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity-Linked Investments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCITR and, in the future, it is likely the relationship between the market prices of the Fund’s holdings and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCITR could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Investment Strategy Risks. The Fund’s principal investment strategy is to invest in the components of the SDCITR. Accordingly, the Fund’s investment strategy involves the following risks:

Passive Investment Risk. The Fund does not attempt to outperform the SDCITR or take defensive positions in declining markets.

Correlation Risk. As with all index funds, the performance of the Fund may not closely track the performance of the SDCITR for a variety of reasons.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

5

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

6

Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable. The Fund does not intend to hedge against currency risk.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Licensing Agreement Risk. SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement (the “Licensing Agreement”) for the Trust’s use of the SDCITR, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to SummerHaven for sub-advisory services provided to the Subsidiary. Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the SDCITR. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating the Fund. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

7

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a return that tracks the SDCITR. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with the Fund’s underlying index (the SDCITR), a regulatorily required broad-based securities market index (S&P 500 Index Total Return) (the “Regulatory Benchmark”), and a performance index (Bloomberg Commodity Index Total ReturnSM) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

8

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	28.15% in the 1st quarter of 2022
Lowest Performing Quarter:	-29.19% in the 1st quarter of 2020
YTD Return as of 9/30/2025:	18.17%

Average Annual Total Returns

(for the periods ended December 31, 2024)
	1 Year	5 Years	Since Inception 5/2/2018
Return Before Taxes	17.98%	15.53%	7.25%
Return After Taxes on Distributions	15.25%	8.49%	3.56%
Return After Taxes on Distributions and Sale of Fund Shares	10.62%	8.22%	3.86%
S&P 500 Index	25.02%	14.51%	14.71%
SummerHaven Dynamic Commodity Index Total ReturnSM(1)	19.38%	24.19%	8.90%
Bloomberg Commodity Index Total ReturnSM(1)	5.38%	6.76%	4.00%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

SummerHaven Investment Management, LLC serves as the investment sub-adviser to the Subsidiary.

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2018.

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund in 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

9

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SDCITR. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective, and its policy to invest at least 80% of its assets in Commodity-Linked Investments, may each be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the SDCITR. The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.
•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the Futures Exchanges, which is typically 5% to 10% of the contract amount.
•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

10

In seeking to track the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. Under normal market conditions, the Fund will invest at least 80% of its assets in Commodity-Linked Investments. In determining the value of the Fund’s assets for this purpose, the Fund will value each derivative instrument using the instrument’s notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

Although the Fund will seek to replicate the SDCITR’s positions in the Component Futures Contracts, the Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in other Commodity-Linked Investments.

The Fund may invest in Commodity-Linked Investments directly but it will primarily do so through the investments of the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by the Sub-Adviser. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to the commodities markets while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities. The SDCITR is owned and maintained by SHIM, an affiliate of SummerHaven, and is calculated and published by Bloomberg, L.P. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s Commodity-Linked Investments, which are primarily futures contracts, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with Treasuries with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries) and shares of money market mutual funds.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments.

Unlike the Fund, the Subsidiary may invest without limitation in Commodity-Linked Investments, though the Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments in Commodity-Linked Investments as those that apply to the Fund’s investments in the same instruments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

As a result of the Fund’s direct and indirect investments in Commodity-Linked Investments, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the commodities underlying its futures contracts or the prices of any particular group of futures contracts. Investors should not expect changes in the Fund’s performance to track changes in the spot prices of the commodities underlying the Fund’s futures contracts. This is because a change in the Fund’s performance likely will not equal the change in the spot prices of the commodities underlying the Fund’s futures contracts over a time period greater than one day due to the cumulative impacts of backwardation and contango.

11

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. The universe of eligible commodities, categorized into five commodity sectors, is made up of:

•	petroleum (crude oil (Brent), crude oil (WTI), gas oil, heating oil, and unleaded gasoline)
•	precious metals (gold, silver, and platinum)
•	industrial metals (zinc, nickel, aluminum, copper, lead, and tin)
•	grains (soybean oil, wheat, corn, soybeans, and soybean meal)
•	non-primary sector (sugar, cotton, coffee, cocoa, natural gas, live cattle, lean hogs, feeder cattle)

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors above (Petroleum, Grains, Industrial Metals, and Precious Metals) must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

Following the Selection Date, the SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

SHIM determines the composition of the SDCITR and relative components of the securities of the SDCITR. Bloomberg, L.P. is not affiliated with the Trust, the Fund, the Adviser or the Distributor (as defined below) or with any affiliate of these companies.

Non-Principal Investment Strategy of the Fund

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other registered investment companies, including mutual funds and other ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles that are commonly referred to as “exchange traded funds” or “exchange traded vehicles” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or pooled vehicle’s expenses. The Fund will also indirectly bear the risks to which that investment company or pooled vehicle are subject.

12

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has a significant portion of its assets concentrated in Commodity-Linked Investments, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary, and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities, which includes each commodity in the petroleum commodities sector and natural gas, are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production, accidents or catastrophic events, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, among other factors.

13

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The prices of these commodities, which are included in the grains sector of the SDCITR and which include sugar, cotton, coffee, and cocoa from the non-primary section of the SDCITR, are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The prices of these commodities which include live cattle, lean hogs, and feeder cattle from the non-primary sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Position Limits Risk” below.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity-Linked Investments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

14

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCITR and, in the future, it is likely the relationship between the market prices of the Fund’s holdings and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCITR could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Investment Strategy Risks. The Fund’s principal investment strategy is to invest in the components of the SDCITR. Accordingly, the Fund’s investment strategy involves the following risks:

Passive Investment Risk. The Fund does not attempt to outperform the SDCITR or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the economy or the markets to a greater extent than a fund that was able to successfully employ defensive strategies in such periods of decline. The Fund’s performance may also be positively affected by general gains in the economy or the markets to a lesser extent than a fund that was able to employ strategies to participate in such periods of gains.

Correlation Risk. As with all index funds, the performance of the Fund may not closely track the performance of the SDCITR for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the SDCITR. The Fund is also required to manage cash flows and may experience operational inefficiencies, which the SDCITR will not experience. In addition, the Fund may not be fully invested in the components included in the SDCITR at all times or may hold instruments not included in the SDCITR. For example, it may take several business days for additions and deletions to the SDCITR to be reflected in the portfolio composition of the Fund.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

15

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

16

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

17

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable. The Fund does not intend to hedge against currency risk.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity-Linked Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Licensing Agreement Risk. SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a Licensing Agreement for the Trust’s use of the SDCITR, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to SummerHaven for sub-advisory services provided to the Subsidiary. Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the SDCITR. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating the Fund. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

18

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs. In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a return that tracks the SDCITR. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Other Investment Risks

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

19

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with their investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

20

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Sub-Adviser to the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

As of June 30, 2025, SummerHaven had approximately $1.248 billion in assets under management. SummerHaven manages the Subsidiary’s commodity trading account, including by providing investment research and management with respect to Commodity-Linked Investments.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

21

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”).

The Advisory Agreement, Subsidiary Advisory Agreement and Subsidiary Sub-Advisory Agreement were most recently renewed at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Fund’s management fee, which is calculated daily and paid monthly, equals 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The Subsidiary does not pay management fees to the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. SummerHaven manages the Subsidiary’s commodity trading account including investment research and management with respect to Commodity-Linked Investments. The Adviser will monitor the performance of SummerHaven.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and USCF Sustainable Commodity Strategy Fund (August 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

22

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), USCF Sustainable Commodity Strategy Fund (August 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Index Provider

SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement for the Fund’s use of the SDCITR, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the sub-advisory fee paid to SummerHaven for sub-advisory services provided to the Subsidiary.

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of the Subsidiary’s investments in Commodity-Linked Investments.

23

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol SDCI.

24

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for regular trading as of 2:30 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 2:30 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

25

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

26

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital. In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

27

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of satisfying the RIC source of income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter of the taxable year. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

28

The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable. NYSE Arca is not responsible for and has not participated in the compilation of the SDCITR.

NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares.

NYSE Arca does not guarantee the accuracy and/or the completeness of the data included in the SDCITR. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, the Fund, owners of Fund shares, or any other person or entity from the use of the SDCITR or the data included in the SDCITR. NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the SDCITR or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the SDCITR to track the market of major commodities. SHIM has no obligation to take the needs of the Fund or the Fund’s shareholders into consideration in determining or composing the SDCITR. The Fund, the Adviser, SummerHaven, and SHIM do not guarantee the accuracy, completeness, or performance of the SDCITR. SHIM has contracted with Bloomberg, L.P. to calculate the SDCITR. Bloomberg, L.P. shall have no liability for any errors or omissions in calculating the SDCITR.

The SDCITR and associated trademarks, service marks and trade names are the exclusive property of SHIM, which has licensed the SDCITR and marks for use by the Adviser. SHIM is solely responsible for determining the investments included in, and the calculation of, the SDCITR. SHIM does not make any representations regarding the appropriateness of any of the Fund’s investments.

29

USCF ETF TRUST
USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$19.37	$16.91	$23.57	$20.55	$13.17
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.76	0.85	0.57	(0.09)	(0.09)
Net Realized and Unrealized Gain (Loss)	2.61	1.95	(0.87)	6.67	7.47
Total Income (Loss) from Operations	3.37	2.80	(0.30)	6.58	7.38
Less Distributions From:
Net Investment Income	(1.15)	(0.34)	(6.36)	(3.56)	—
Total Distributions	(1.15)	(0.34)	(6.36)	(3.56)	—
Net Asset Value, End of Year	$21.59	$19.37	$16.91	$23.57	$20.55

Total Return(b)	18.17%	16.71%	(1.75)%	37.52%	56.04%
Net Assets, End of Year (thousands)	$168,927	$22,275	$8,456	$10,607	$8,220
Ratios of Average Net Assets:
Gross Expenses(c)	0.80%	0.80%	0.80%	0.80%	0.80%
Net Expenses(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss)	3.73%	4.62%	2.97%	(0.42)%	(0.56)%
Portfolio Turnover Rate(d)	0%	0%	0%	0%	0%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results.
(c)	USCF Advisers LLC has contractually agreed, through October 31, 2025, to waive 0.20% of its management fees.
(d)	Portfolio turnover rate does not include securities received or delivered from processing in-kind creations or redemptions.
30

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

31

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

32

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or to report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com

33

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
34

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Gold Strategy Plus Income Fund

NYSE Arca: USG

October 30, 2025

USCF ETF TRUST

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF GOLD STRATEGY PLUS INCOME FUND

Investment Objective

The USCF Gold Strategy Plus Income Fund (the “Fund”) seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.45%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

1

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the physical gold and gold futures markets (the “Gold Markets”). To achieve an exposure to the Gold Markets, the Fund invests in: (i) negotiable warehouse receipts, called warrants (hereinafter, “Gold Warrants”), evidencing ownership of specific gold bars stored in licensed depositories in and around New York City, and (ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 4 (the “Subsidiary”). However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”).

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. As noted below, the percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Investors should be aware that the Fund’s investment objective is not for its net asset value (“NAV”) per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the Fund will earn money by retaining this premium.

2

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the Fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio, which may include U.S. government securities (e.g., Treasuries), money market instruments, money market funds, repurchase agreements, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities. Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objective, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

3

Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

4

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

5

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

6

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

7

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and two performance indexes (Bloomberg Commodity Index Total ReturnSM and Bloomberg Gold Subindex Total ReturnSM) (each a “Performance Benchmark”). Each Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	13.59% in the third quarter of 2024
Lowest Performing Quarter:	-7.87% in the third quarter of 2022
YTD Return as of 9/30/2025:	34.90%

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	23.86%	11.38%
Return After Taxes on Distributions	20.21%	8.76%
Return After Taxes on Distributions and Sale of Fund Shares	14.06%	7.61%
Bloomberg Gold Subindex Total ReturnSM(1)	39.41%	17.05%
S&P 500 Index	25.02%	9.54%
Bloomberg Commodity Index Total ReturnSM(1)	5.38%	2.23%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

SummerHaven Investment Management, LLC serves as the investment sub-adviser to the Fund and the Subsidiary.

8

Portfolio Managers

Jake DeSantis, a Portfolio Manager and Trader for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in November 2021.

Rajkumar Janardanan, a Managing Director and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since August 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

9

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the Gold Markets. To achieve an exposure to the Gold Markets, the Fund invests in: (i) Gold Warrants, and (ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the Subsidiary. However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven.

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. The percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the 1940 Act.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

As a result of the Fund’s direct and indirect investments in the gold-related derivative instruments, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the futures exchanges, which is typically 5% to 10% of the contract amount.

A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

10

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

For more information, refer to “Gold Custody, Trading, and Delivery” in this section of this Prospectus.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the Fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the Fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will invest in U.S. government securities (e.g., Treasuries). The Fund may also seek to enhance collateral returns by investing in money market instruments, money market funds, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary:

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

The Subsidiary is subject to the same investment restrictions and limitations (including 1940 Act asset coverage requirements for its investments in Gold Interests), and follows the same compliance policies and procedures, as the assets of the Fund, except that the Subsidiary may invest without limitation in Gold Investments. Specifically, to the extent applicable, the Subsidiary is subject to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

11

Other Investment Companies and Pooled Investment Vehicles:

The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in exchange-traded products that are commonly referred to as “ETFs” or “exchange-traded funds,” but which are not deemed to be investment companies under the 1940 Act because their underlying assets are not deemed to be securities – including, for example, funds that invest directly in commodities. As a stockholder in an investment company or other exchange-traded product, the Fund will bear its ratable share of that investment company’s or product’s expenses, and would remain subject to payment of the fund’s or products’ advisory and administrative fees with respect to assets so invested.

Gold Custody, Trading, and Delivery

COMEX

The Fund trades gold futures on COMEX, which is the primary futures and options market for trading certain precious and other metals, including gold. Gold futures opened for trading on COMEX on December 31, 1974, coinciding with the lifting of the U.S. Government’s ban on gold ownership by private citizens in the United States. The prices at which each commodity trades throughout the day serve as world benchmarks. They are immediately transmitted around the world by a wide variety of price-reporting services under arrangement with the exchange. Electronic trading is offered by the exchange after regular market hours. Except for brief breaks to switch between open outcry and electronic trading in the evening and the morning, gold futures trade almost 24 hours a day, five business days a week.

The Fund’s Futures Commission Merchant

The Fund’s FCM executes trades on COMEX on the Fund’s behalf, and records the Fund’s positions in Gold Warrants and futures contracts.

Physical Gold

Globally, most over-the-counter (“OTC”) trades for direct ownership of physical gold are cleared through London, with the ICE Benchmark Administration and London Bullion Market Association setting the price for physical gold through auction and acting as intermediaries between investors and regulators.

Physical gold may also be purchased indirectly through investment in long positions in gold futures (i.e., agreeing to buy gold from a seller at a specified future date and price), wherein the buyer may be delivered a warrant for physical gold in connection with the settlement of the long position (however, as a matter of practice, only a small percentage of the futures market turnover ever comes to physical delivery of the gold represented by the contracts traded).

Gold Warrants

Instead of purchasing and holding physical gold through the London OTC markets or other OTC markets, the Fund invests in physical gold by acquiring COMEX Gold Warrants, evidencing ownership of physical gold bars in a COMEX-approved depository.

Specifically, when the Fund purchases a long position in a gold futures contract, the Fund is entitled to delivery of the underlying gold upon the settlement of the contract, which the Fund will receive in the form of Gold Warrants. The Fund can thereby acquire Gold Warrants by purchasing and holding long positions in gold futures contracts on COMEX during certain windows of time when such contracts can be settled by delivery. In connection with the settlement of such a contract, the Fund will receive a Gold Warrant, pursuant to the procedures of COMEX that evidences its ownership of a specific bar with an identifiable and unique brand and serial number traceable to an exchange-approved depository.

A warrant is a document of title under Article 7 of the United States Uniform Commercial Code (“UCC”) issued by a depository (i.e., a warehouse) for the storage of gold demonstrating that a referenced quantity of gold meets the specifications of the related gold futures contract. Physical gold evidenced by Gold Warrants is held within one of certain depositories that are approved by COMEX in or around New York City. The storage fees chargeable to the Fund in connection with such physical gold are subject to an exchange-mandated maximum storage fee (currently $15.00 per bar, per month).

12

If a fund were to buy and sell physical gold directly (rather than through Gold Warrants), such as through the London OTC market, the gold would typically be held in a warehouse in the name of that fund. The fund would be responsible for negotiating custody and transaction fees in connection with the physical maintenance of its gold bars. Conversely, when the Fund buys and sells physical gold through Gold Warrants, the operator of the warehouse issues a Gold Warrant in the name of the Fund’s clearing brokers (as with other futures contracts): in this case, anticipated to be RBC and Marex. The clearing broker would then hold the Gold Warrant in its name on behalf of the Fund. Accordingly, the Fund does not choose the warehouse or warehouse operator that will maintain the physical gold evidenced by the Gold Warrants. The Fund believes that acquiring Gold Warrants will be cost effective, allow for more efficient operations and reduce administrative obligations, as compared to having to individually negotiate and manage custody arrangements with gold warehouse facilities.

COMEX Safeguards

The COMEX rules are complemented by a system designed to ensure the quality of the physical gold used for delivery under the futures contracts. For gold to be eligible for delivery upon a COMEX contract, it must be deposited into an exchange-licensed depository from a source that is capable of guaranteeing the gold’s quality. The three sources include: (1) a refiner approved for COMEX gold delivery, (2) an assayer approved to assay such gold, or (3) from another licensed depository, when it entered that depository via either (1) or (2). Gold can only be moved from any of these sources by a COMEX-approved deliverer. Throughout every step, the gold bar must be accompanied by a complete documentary history of its movement. If this chain of integrity is broken at any point, the bar is not eligible and either must be re-assayed to prove its quality or sent back to the refinery to be recast.

The trading unit of COMEX gold futures contracts is 100 troy ounces. Gold bars tendered for delivery can be cast in the form of either one bar or three one-kilogram bars. In either form, the gross weight of the bar or bars tendered for each contract must be within a five-percent tolerance. The bars must assay at not less than 995 fineness, i.e., 99.5% pure gold. The weight, fineness, bar number and identifying stamp of the refiner must be clearly incised on each bar by the approved refiner. The buyer taking delivery pays for the actual gold content, called the fine weight, in the bar. The fine weight is determined by multiplying the gross weight of the bar or bars tendered for each contract by their fineness. For example, a bar with a gross weight of 100 oz. with a fineness of 995, has a fine weight of 99.5 troy ounces.

All procedures described above are set forth in the COMEX rules and regulations as in effect as of the date of this Prospectus. These rules and regulations are established by the Board of Directors of the NYMEX and subject to change by that body.

Liquidity of Gold Warrants

In order to liquidate its positions in physical gold (held through Gold Warrants), the Fund would sell a futures contract on COMEX, and subsequently have its FCM provide notice to COMEX of the Fund’s intent to deliver a specific Gold Warrant to satisfy the delivery obligation of the futures contract. COMEX would then select and notify a holder of a long position in the gold futures contracts to expect delivery of the Gold Warrants in settlement of its long position, and of the amount such holder is required to pay in connection with the specific Gold Warrant. The Gold Warrants would be removed from the Fund’s COMEX account held through RBC, and the Fund would receive cash in the account. Accordingly, the Fund expects that the process to liquidate long futures positions held by the Fund would typically be complete within two business days.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

13

Specifically, the price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; for example, if the U.S. or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for physical gold as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold and other precious metals, as exemplified by the Government of India’s ongoing attempts to curb demand for gold through tax policy.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objective, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The price of gold, however, is less subject to local and company-specific factors than securities of individual companies. As a result, gold may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

The majority of producers of gold are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

Some gold mining operation companies may hedge, to varying degrees, their exposure to falls in gold prices by selling forward future production. This may affect prices of gold-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of gold, thereby lowering returns to the Fund.

Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

Future governmental decisions may have significant impact on the price of gold, which may result in a significant decrease or increase in the value of the net assets and the NAV of the Fund. Generally, gold prices reflect the supply and demand of available gold. Governmental decisions, such as the executive order issued by the President of the United States in 1933 requiring all persons in the United States to deliver gold to the Federal Reserve or the abandonment of the gold standard by the United States in 1971, have been viewed as having significant impact on the supply and demand of gold and the price of gold. Future governmental decisions may have an impact on the price of gold and may result in a significant decrease or increase in the value of the net assets and the NAV of the Fund. Further regulations applicable to U.S. banks and non-U.S. bank entities operating in the United States with respect to their trading in physical commodities, such as precious metals, may further impact the price of gold in the United States.

Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

14

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

The depositories are responsible for the safekeeping of the physical gold evidenced by the Gold Warrants; however, the Fund believes that, under its agreements with its futures commission merchant (“FCM”) and such FCM’s agreements with COMEX as a clearing member, the Fund is not likely to incur significant liabilities in the event of a failure in safekeeping of the physical gold represented by the Fund’s Gold Warrants. It is possible, though the Fund believes it is unlikely, that the value of the Fund’s shares will be adversely affected if gold evidenced by the Gold Warrants is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. Any loss of gold owned by the Fund for which the Fund is responsible will result in a corresponding loss in NAV, and it is reasonable to expect that such loss will also result in a decrease in the value at which the Fund’s shares are traded on NYSE Arca.

For more information, refer to “Gold Custody, Trading, and Delivery” in the “Additional Information about Principal Investment Strategies of the Fund” section of this Prospectus.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

15

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this Prospectus.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

16

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

17

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency or exports can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could, if established, provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

For information regarding the liquidity of the physical gold held by the Fund through Gold Warrants, refer to “Gold Custody, Trading, and Delivery – Liquidity of Gold Warrants” in the “Additional Information about Principal Investment Strategies of the Fund” section of this Prospectus.

18

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

19

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting. Authorized Participant risk may be heightened because ETFs, such as the Fund, that invest in instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs. In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

20

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with their investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

21

Sub-Adviser to the Fund and the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

As of June 30, 2025, SummerHaven had approximately $1,248 billion in assets under management. SummerHaven is the Sub-Adviser to the Fund and the Subsidiary.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) and to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”). The Adviser and SummerHaven comply with the provisions of the 1940 Act relating to investment advisory contracts.

The Advisory Agreement, Subsidiary Advisory Agreement, Sub-Advisory Agreement and Subsidiary Sub-Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Sub-Adviser is paid by the Adviser, not the Fund. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.45% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

22

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Jake DeSantis joined SummerHaven’s trading department in 2017. Previously he was Head of Global Commodities at AIG Financial Products, which encompassed diversified index and custom strategy swaps, structured finance of metals and grains, and structured energy investment hedging. He represented AIG-FP on the Market Risk Committee of Tenaska Marketing Ventures, a US natural gas storage and transportation trading concern. Mr. DeSantis also ran Global Equity Derivatives trading at AIG-FP and served on AIG-FP’s Executive Steering Committee. Prior to this, he ran US Equity Derivatives Trading at UBS. Mr. DeSantis began his trading career on the floors of the AMEX and CBOE as an options market-maker with O’Connor & Associates. He earned a B.S. and M.S. in Materials Science and Engineering from Massachusetts Institute of Technology (MIT) and researched low-temperature deposition processes at the Los Alamos National Laboratory.

Rajkumar Janardanan has been a Managing Director since 2018, portfolio manager since 2022 and member of the research team since 2009 at SummerHaven Investment Management in Stamford, CT. He has been involved in designing SummerHaven’s commodity index business since 2009. He has also published articles in “Journal of Commodity Markets,” “Journal of Futures Markets” and “Journal of Indexes”. Mr. Janardanan has a Bachelor’s degree from the Indian Institute of Technology, Madras and an MBA from Yale School of Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

23

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of the Subsidiary’s investments in Gold Investments.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

24

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol USG.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

25

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

26

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

27

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for the purpose of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

28

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter of the taxable year. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

29

USCF ETF TRUST
USCF GOLD STRATEGY PLUS INCOME FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$27.36	$25.07	$25.43	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	1.27	1.23	0.75	(0.03)
Net Realized and Unrealized Gain (Loss)	8.40	2.96	(0.12)	0.63
Total Income (Loss) from Operations	9.67	4.19	0.63	0.60

Less Distributions From:
Net Investment Income	(2.29)	(1.90)	(0.99)	(0.17)
Total Distributions	(2.29)	(1.90)	(0.99)	(0.17)
Net Asset Value, End of Period	$34.74	$27.36	$25.07	$25.43

Total Return(c)	36.84%	17.62%	2.71%	2.38%
Net Assets, End of Period (thousands)	$14,766	$7,524	$3,134	$3,178
Ratios of Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45	%(d)
Net Investment Income (Loss)	4.06%	4.79%	3.00%	(0.17	)%(d)
Portfolio Turnover Rate(e)	0%	0%	0%	0%

(a)	Commencement of Operations, November 2, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
30

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

31

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

32

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

Rev. Sept. 2021

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
33

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
34

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Energy Commodity Strategy Absolute Return Fund

NYSE Arca: USE

October 30, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND

Investment Objective

The USCF Energy Commodity Strategy Absolute Return Fund (the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below) except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks long-term total return by using a proprietary methodology to invest in and allocate among energy-related derivative instruments based upon oil, petroleum, and natural gas, as well as other energy-related derivative instruments. Specifically, the Fund anticipates that it will invest in futures contracts including, but not limited to, West Texas Intermediate (“WTI”) crude oil, Henry Hub natural gas, New York Harbor ultra-low sulfur diesel (formerly heating oil), Reformulated Blendstock for Oxygenate Blending (“RBOB”) gasoline, Brent crude oil and gasoil. The Fund may also invest in other types of futures contracts, including futures based on “clean energy” sources, such as wind and solar power, as part of this investment strategy.

The Fund’s proprietary methodology is quantitative in nature and may utilize any of the following to make a determination about the likely direction of the futures contracts noted above: technical signals on price and volume, fundamental signals on specific energy commodities, and general economic signals. Examples of these signals may include, but are not limited to, such factors as momentum, open interest, relative value, supply and demand for specific commodities, and inflation expectations. The Fund may take long, short, or spread positions in any of these contracts across different contract maturities.

1

The Fund does not track any specific energy benchmark or index, although at times it may exhibit correlation or inverse correlation with one or more benchmarks, indexes, energy futures contracts or other energy-related derivatives. The Fund may also exhibit little to no correlation with such benchmarks, indexes, energy futures contracts or other energy-related derivatives at any given time or over the long-term. The Adviser may use its discretion when applying its proprietary methodology to select the Fund’s investments.

The instruments in which the Fund invests may include commodity-related exchange-traded futures and options contracts, swap agreements, and structured notes (collectively, “Commodity-Linked Investments”). The Fund’s investments are not restricted in terms of geography. Accordingly, the Fund may invest in both U.S.-listed and non-U.S.-listed energy instruments, including derivatives denominated in U.S. dollars.

Commodities may be physically traded at their current market prices (or spot prices), but are more commonly traded through the purchase and sale of futures contracts (i.e., agreements to buy or sell a specific quantity of a commodity in the future at a specific price), and the Fund will invest in commodities only through its investments in derivative instruments such as futures contracts, and not directly. Futures contracts expire by default on a monthly basis. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

Although the Fund is permitted to invest in Commodity-Linked Investments directly, the Fund intends to invest in Commodity-Linked Investments primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 3 (the “Subsidiary”). By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to the energy markets while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

The portion of the Fund’s assets that are not invested in Commodity-Linked Investments will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, investment grade fixed-income investments, money market funds, repurchase agreements or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Commodity-Linked Investments.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value (“NAV”) in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Sector Risk. The Fund invests in derivatives in the energy commodities sector. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production or consumption, changes in consumer preferences, accidents or catastrophic events, war or terrorist threats or attacks, among other factors. Markets for various energy commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

2

Commodity Market Regulatory Risk. The commodities markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions (i.e., futures, options and swaps) in the U.S. is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity-Linked Investments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

•	Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time, for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.
•	Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.
•	Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

3

•	Structured Notes Risk. Structured notes are securities issued by financial institutions whose returns are based on, among other things, underlying indexes, securities, interest rates, commodities, foreign currencies, or other factors. An investment in a structured note may decline in value, perhaps significantly, due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or references. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured notes indirectly bear risks associated with the underlying investments or references, and are subject to counterparty risk. Structured notes may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

4

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable. The Fund does not intend to hedge against currency risk.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

5

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

6

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and two performance indexes (Bloomberg Commodity Index Total ReturnSM and Bloomberg Energy Subindex Total ReturnSM) (each a “Performance Benchmark”). Each Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	20.35% in the first quarter of 2024
Lowest Performing Quarter:	-6.11% in the third quarter of 2024
YTD Return as of 9/30/2025:	3.82%
7

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	5.50%	19.13%
Return After Taxes on Distributions	-6.59%	10.73%
Return After Taxes on Distributions and Sale of Fund Shares	2.92%	11.10%
S&P 500 Index	25.02%	26.23%
Bloomberg Commodity Index Total Return℠(1)	5.38%	3.59%
Bloomberg Energy Subindex Total Return℠(1)	1.18%	4.67%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

Portfolio Managers

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

8

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks long-term total return.

There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks long-term total return by using a proprietary methodology to invest in and allocate among energy-related derivative instruments based upon oil, petroleum, and natural gas, as well as other energy-related derivative instruments. Specifically, the Fund anticipates that it will invest in futures contracts including, but not limited to, WTI crude oil, Henry Hub natural gas, New York Harbor ultra-low sulfur diesel (formerly heating oil), RBOB gasoline, Brent crude oil and gasoil. The Fund may also invest in other types of futures contracts, including futures based on “clean energy” sources, such as wind and solar power, as part of this investment strategy.

The Fund’s proprietary methodology is quantitative in nature and may utilize any of the following to make a determination about the likely direction of the futures contracts noted above: technical signals on price and volume, fundamental signals on specific energy commodities, and general economic signals. Examples of these signals may include, but are not limited to, such factors as momentum, open interest, relative value, supply and demand for specific commodities, and inflation expectations. The Fund may take long, short, or spread positions in any of these contracts across different contract maturities.

The Fund does not track any specific energy benchmark or index, although at times it may exhibit correlation or inverse correlation with one or more benchmarks, indexes, energy futures contracts or other energy-related derivatives. The Fund may also exhibit little to no correlation with such benchmarks, indexes, energy futures contracts or other energy-related derivatives at any given time or over the long-term. The Adviser may use its discretion when applying its proprietary methodology to select the Fund’s investments.

The Fund invests in Commodity-Linked Investments. The Fund’s investments are not restricted in terms of geography. Accordingly, the Fund may invest in both U.S.-listed and non-U.S.-listed energy instruments, including derivatives denominated in U.S. dollars.

Commodities may be physically traded at their current market prices (or spot prices), but are more commonly traded through the purchase and sale of futures contracts (i.e., agreements to buy or sell a specific quantity of a commodity in the future at a specific price), and the Fund will invest in commodities only through its investments in derivative instruments such as futures contracts, and not directly. Futures contracts expire by default on a monthly basis. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

Although the Fund is permitted to invest in Commodity-Linked Investments directly, the Fund intends to invest in Commodity-Linked Investments primarily through the Subsidiary. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to the energy markets while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

9

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

The portion of the Fund’s assets that are not invested in Commodity-Linked Investments will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, investment grade fixed-income investments, money market funds, repurchase agreements or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Commodity-Linked Investments.

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the CEA.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary, and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

10

Energy Sector Risk. The Fund invests in derivatives in the energy commodities sector. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, changes in interest rates, declines in domestic or foreign production or consumption, changes in consumer preferences, accidents or catastrophic events, war or terrorist threats or attacks, among other factors. Markets for various energy commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. The prices of energy commodities are subject to national and global political events, including governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, world events and economic conditions. Other risks related to investing in the energy sector include the potential for:

•	the imposition of import controls;
•	government regulations related to environmental protection, health and safety;
•	competition from alternative energy sources;
•	potential civil liabilities, such as environmental damage claims;
•	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products, potentially resulting from a recession or an increase in market price or higher taxes;
•	depletion of the natural gas reserves or other commodities if not replaced;
•	changes in the regulatory environment;
•	extreme weather;
•	war, violence or disruptive activity caused by political unrest; and
•	attacks or threats of attack by terrorists.

Commodity Market Regulatory Risk. The commodity markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the U.S. is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Position Limits Risk” below.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity-Linked Investments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

11

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

•	Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time, for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.
•	Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.
•	Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.
12

•	Structured Notes Risk. Structured notes are securities issued by financial institutions whose returns are based on, among other things, underlying indexes, securities, interest rates, commodities, foreign currencies, or other factors. An investment in a structured note may decline in value, perhaps significantly, due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or references. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured notes indirectly bear risks associated with the underlying investments or references, and are subject to counterparty risk. Structured notes may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs. In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

13

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

14

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity-Linked Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

15

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: over the counter, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

16

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the U.S. and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

17

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

18

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and USCF ETF Trust (the “Trust”) have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.79% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

19

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 to present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

20

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

21

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol USE.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

22

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

23

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

24

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

25

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter of the taxable year. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

26

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

27

USCF ETF TRUST

USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period Ended June 30, 2023(a)
Net Asset Value, Beginning of Period	$40.08	$30.90	$30.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	1.27	1.60	0.19
Net Realized and Unrealized Gain (Loss)	(3.53)	9.10	0.71
Total Income (Loss) from Operations	(2.26)	10.70	0.90

Less Distributions From:
Net Investment Income	(10.72)	(1.52)	—
Total Distributions	(10.72)	(1.52)	—
Net Asset Value, End of Period	$27.10	$40.08	$30.90

Total Return(c)	(6.04)%	35.71%	2.99%
Net Assets, End of Period (thousands)	$2,710	$4,008	$3,090
Ratios of Average Net Assets:
Expenses	0.79%	0.79%	0.79	%(d)
Net Investment Income (Loss)	3.86%	4.45%	3.88	%(d)
Portfolio Turnover Rate(e)	0%	0%	49%

(a)	Commencement of Operations, May 4, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
28

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus); and
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

29

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or www.uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

30

USCF ADVISERS LLC
USCF ETF TRUST

Privacy Notice

Rev. Sept. 2021

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or to report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
31

USCF ADVISERS LLC

USCF ETF TRUST

Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
32

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Sustainable Battery Metals Strategy Fund

NYSE Arca: ZSB

October 30, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF SUSTAINABLE BATTERY METALS STRATEGY FUND

Investment Objective

The USCF Sustainable Battery Metals Strategy Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver(3)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.59%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the fee waiver is only in place for the one-year period. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$232	$419	$959

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in metals derivative instruments (“Metals Derivatives”) and, to a lesser extent in the equity securities of companies (“Metals Equities” and, together with Metals Derivatives, “Metals Investments”) that are economically tied to the metals that are necessary for “Electrification,” which is described below. The Adviser believes that demand for certain metals will increase as the global economy undergoes a process known as Electrification. During Electrification, energy derived from sustainable sources such as wind, solar, and hydroelectric power will gradually replace energy generated by fossil fuels. The infrastructure needed to produce and store that energy as electricity in batteries (“Battery and Electrification Infrastructure”) will require substantial amounts of certain metals. As a result, Electrification may lead to rising prices for these metals over time.

Specifically, the Fund’s holdings will consist of instruments tied to industrial metals, precious metals, and rare earth metals (the “Metals” and each, a “Metal”) that are used in batteries, battery charging infrastructure, and sustainable energy generation and storage infrastructure. The Fund’s Metals Investments will initially include metals such as cobalt, copper, iron ore, lithium, nickel, and other metals currently used in Battery and Electrification Infrastructure. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification metals technology, and when exposure to these metals can be obtained. The Metals Derivatives in which the Fund will invest are futures and swaps and, to a lesser extent, options and forwards. The Metals Equities in which the Fund will invest are the common stock of companies located in both the United States and in foreign countries, including in emerging markets, which are economically tied to the Metals because they derive a substantial portion of their revenue from the mining, processing, production, refining, recycling, and other related activities of such Metals.

The Fund understands that the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing carbon offset investments (“Carbon Offset Investments”) in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of the Fund’s Metals Investments.

The Adviser uses a proprietary multi-factor quantitative methodology to select the Metals Investments. The proprietary methodology considers the use of a specific Metal in Battery and Electrification Infrastructure, the other uses of such Metal, and each Metal’s environmental impact, and attempts to provide exposure to the Metals used in Battery and Electrification Infrastructure in amounts that generally correspond to each Metal’s relative demand in connection with such use, meaning that the Fund will invest more heavily in those Metals whose price is expected to be more closely aligned with that Metal’s increased demand for use in Battery and Electrification Infrastructure. Because Metals Derivatives have the highest correlation to the prices of such Metals, the methodology selects Metals Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on the Metals. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Metals Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any Metal that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available. To the extent suitable Metals Derivatives are not available to provide exposure to a Metal that is used in Battery and Electrification Infrastructure, the Adviser’s methodology selects companies that are economically tied to the mining, processing, production, refining, recycling, and other related activities of that Metal or a group of Metals. In order to initially include a company for selection within the methodology, the Adviser considers a company to be “economically tied” if it generates at least 50% of its revenues from these activities or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from these activities or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every Metal used in Battery and Electrification Infrastructure because there may not be a suitable derivative or equity security tied to each Metal. The Adviser’s proprietary methodology will also exclude Metals that have only a de minimis connection to Battery and Electrification Infrastructure. The Adviser will assess each Metals Investment’s inclusion in the methodology on an annual basis.

After all the Metals Investments have been selected, the Adviser estimates the carbon emissions associated with each of the Metals Derivatives and each of the Metals Equities chosen by the methodology. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized environmental, social and governance (“ESG”) research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Metals Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

2

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, a large percentage of the Fund’s investments in equity securities will be issued by Chinese companies because China is the country with the largest universe of companies that derive their revenues from Metals that are used in Battery and Electrification Infrastructure. The Fund will invest in Metals Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that issue Metals Equities are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices.

Although the Fund may invest in Metals Derivatives directly, the Fund invests in Metals Derivatives primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 5 (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary.

The portion of the Fund’s assets that are not invested in Metals Investments or Carbon Offset Investments, will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, money market funds, repurchase agreements, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Metals Derivatives.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Metals Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Metals Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Metals Derivatives.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

3

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The Metals Derivatives, Metals Equities, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry. The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 60% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

4

Market Risk. The trading prices of metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

5

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas, aggregate market-wide trading volume and market cap quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, China A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in China A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both Mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Additionally, restrictions on the timing of permitted trading activity in China A-shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A-shares at times when the Fund is unable to add to or exit its position. Since the inception of Stock Connect, foreign investors (including the Fund) investing in China A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in China A-shares could result in unexpected tax liabilities for the Fund.

6

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Any changes in law, regulations and policies applicable to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the China's investment and banking systems in general.

Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued or the demand for carbon credits could decline, adversely affecting the value of the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of its Metals Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Metals Investments, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Metals Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials, which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, production, processing, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices and are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices.

7

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

8

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

9

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and two performance indexes (Bloomberg Commodity Index Total ReturnSM and S&P GSCI Electric Vehicle Metals TR Index℠) (each a “Performance Benchmark”). Each Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

10

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	-1.85% in the third quarter of 2024
Lowest Performing Quarter:	-9.61% in the first quarter of 2024
YTD Return as of 9/30/2025:	28.55%

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	1.86%	-18.71%
Return After Taxes on Distributions	0.67%	-19.66%
Return After Taxes on Distributions and Sale of Fund Shares	1.01%	-14.16%
S&P 500 Index	25.02%	24.68%
Bloomberg Commodity Index Total Return℠(1)	5.38%	0.31%
S&P GSCI Electric Vehicle Metals TR Index℠(2)	-11.52%	-21.00%

(1)	Reflects no deductions for fees, expenses or taxes.
(2)	This benchmark replaces the prior benchmark, Bloomberg Electrification Metals TR Index℠, which was discontinued by the index provider.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

Portfolio Managers

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

11

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units for a designated amount of cash, however, the Fund has adopted policies and procedures that allow it to utilize custom baskets and issue and redeem Creation Units partially in-kind (i.e., in exchange for a “basket” of securities). Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks total return. There can be no assurance that the Fund will achieve its investment objective.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in Metals Derivatives and, to a lesser extent in Metals Equities that are economically tied to the metals that are necessary for “Electrification,” which is described below. The Adviser believes that demand for certain metals will increase as the global economy undergoes a process known as Electrification. During Electrification, energy derived from sustainable sources such as wind, solar, and hydroelectric power will gradually replace energy generated by fossil fuels. Battery and Electrification Infrastructure will require substantial amounts of certain metals. As a result, Electrification may lead to rising prices for these metals over time.

Specifically, the Fund’s holdings will consist of instruments tied to Metals that are used in batteries, battery charging infrastructure, and sustainable energy generation and storage infrastructure. The Fund’s Metals Investments will initially include metals such as cobalt, copper, iron ore, lithium, nickel, and other metals currently used in Battery and Electrification Infrastructure. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification metals technology, and when exposure to these metals can be obtained. The Metals Derivatives in which the Fund will invest are futures and swaps and, to a lesser extent, options and forwards. The Metals Equities in which the Fund will invest are the common stock of companies located in both the United States and in foreign countries, including in emerging markets, which are economically tied to the Metals because they derive a substantial portion of their revenue from the mining, processing, production, refining, recycling, and other related activities of such Metals.

12

The Fund understands that the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing Carbon Offset Investments in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of the Fund’s Metals Investments.

The Adviser uses a proprietary multi-factor quantitative methodology to select the Metals Investments. The proprietary methodology considers the use of a specific Metal in Battery and Electrification Infrastructure, the other uses of such Metal, and each Metal’s environmental impact, and attempts to provide exposure to the Metals used in Battery and Electrification Infrastructure in amounts that generally correspond to each Metal’s relative demand in connection with such use, meaning that the Fund will invest more heavily in those Metals whose price is expected to be more closely aligned with that Metal’s increased demand for use in Battery and Electrification Infrastructure. Because Metals Derivatives have the highest correlation to the prices of such Metals, the methodology selects Metals Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on the Metals. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Metals Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any Metal that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available. To the extent suitable Metals Derivatives are not available to provide exposure to a Metal that is used in Battery and Electrification Infrastructure, the Adviser’s methodology selects companies that are economically tied to the mining, processing, production, refining, recycling, and other related activities of that Metal or a group of Metals. In order to initially include a company for selection within the methodology, the Adviser considers a company to be “economically tied” if it generates at least 50% of its revenues from these activities or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from these activities or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every Metal used in Battery and Electrification Infrastructure because there may not be a suitable derivative or equity security tied to each Metal. The Adviser’s proprietary methodology will also exclude Metals that have only a de minimis connection to Battery and Electrification Infrastructure. The Adviser will assess each Metals Investment’s inclusion in the methodology on an annual basis.

After all the Metals Investments have been selected, the Adviser estimates the carbon emissions associated with each of the Metals Derivatives and each of the Metals Equities chosen by the methodology. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized ESG research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Metals Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, a large percentage of the Fund’s investments in equity securities will be issued by Chinese companies because China is the country with the largest universe of companies that derive their revenues from Metals that are used in Battery and Electrification Infrastructure. The Fund will invest in Metals Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that issue Metals Equities are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices.

Although the Fund may invest in Metals Derivatives directly, the Fund invests in Metals Derivatives primarily through the Subsidiary. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary.

The portion of the Fund’s assets that are not invested in Metals Investments or Carbon Offset Investments, will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, money market funds, repurchase agreements, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Metals Derivatives.

13

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

Additional Information about the Fund’s Metals Derivatives

Commodities are tangible assets, such as metals, that may be bought and sold. Commodities may be physically traded at their current market prices (referred to as “spot prices”), but are more commonly traded through the purchase and sale of derivative instruments, such as commodities futures contracts and swaps.

A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. Such futures contracts expire on a monthly basis, while other derivative instruments are typically customized. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, variation margin will be paid by the Fund or received by the Fund in accordance with the rules of the relevant clearinghouse. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund would enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Although the Fund may invest in Metals Derivatives directly, the Fund invests in Metals Derivatives primarily through the Subsidiary. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Metals Derivatives while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

14

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in Metals Derivatives and carbon derivatives and does not invest in Battery and Electrification Metals Equities. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

Additional Information about the Fund’s Sustainable Strategy

The Fund’s sustainability-focused investment strategy allocates assets to Metals Investments that are required for the electrification of the global economy, which the Adviser believes will lead to a lower carbon global economy. More broadly, the Adviser believes that its Metals Investments will promote access to, and availability of, Metals that are crucial for modern climate solutions, and will facilitate capital formation and the development of technology that will advance global and national progress towards net-zero carbon emissions goals. The Fund’s investments in Metals Derivatives will assist in facilitating the availability of capital and liquidity for the Metals markets and which the Adviser believes will assist the companies producing and processing the metals required for climate solutions.

By investing in Carbon Offset Investments, the Fund seeks to mitigate the carbon intensive nature of its Metals Investments. The Fund gauges its carbon emissions profile by considering a variety of factors, including the carbon emissions profile of each company in which the Fund invests, the carbon emitted into the atmosphere by the production and/or processing of the Metals in which the Fund invests, and any of the Fund’s investments in Carbon Offset Investments. The Adviser’s assessment of a particular investment’s emissions is not reviewed by any third party. The Carbon Offset Investments purchased by the Fund may not have any correlation to a particular mining site, distribution facility, geographical location, end use, or other aspect of a particular Metals Investment.

The Fund considers carbon offset derivatives to be derivatives, such as futures contracts, where the underlying investment is a carbon credit. A carbon offset credit is a transferrable instrument certified by governments or other independent bodies to represent an emission reduction of a certain amount of carbon or other greenhouse gas. The Fund does not physically settle any of its carbon offset derivatives, and instead “rolls” all such contracts prior to their expiration. The Fund relies on the exchanges, on which carbon offset derivatives are traded, to ensure that such contracts meet the standards required for listing.

Other Information about Investments in Commodities and Futures Generally

In futures markets, a situation known as “contango” arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. As a futures contract nears expiration, an investor who wishes to maintain a continuous investment must “roll” from the expiring contract to a later-dated contract. If the market is in contango, then, absent beneficial movements in spot prices, the later-dated contract will tend to decline in value as it approaches its own expiration. The process of holding futures contracts while the market is in contango may result in significant underperformance for a futures-based investment relative to the total return of other price indices, such as an index tracking a commodity’s spot price.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Other Investments and Activities

The Fund may invest in other ETFs and commodity-related exchange traded products (“ETPs”), including exchange-traded notes (“ETNs”). The Fund may from time to time invest in high-yield debt instruments.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

15

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in commodity-linked instruments, including Metals Derivatives, may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Metals Investments, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

16

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The Metals Derivatives, Metals Equities, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

17

Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 60% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

18

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the Chinese government may provide preferential treatment to particular industries or companies. The policies set by the Chinese government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.

19

The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financial statements based on contractual arrangements that enable the shell company to exert a degree of control over, and accrue economic benefits from, the VIE without formal legal ownership. Ownership through a VIE structure may not be as effective as direct ownership in the particular entity tied to the VIE. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. It is uncertain whether Chinese officials, regulators and/or tax authorities will determine that the VIE structure is inconsistent with the laws and regulations of China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. It is uncertain whether the contractual arrangements, which may give rise to actual or potential conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas, aggregate market-wide trading volume and market cap quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, China A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in China A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both Mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Additionally, restrictions on the timing of permitted trading activity in China A-shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A-shares at times when the Fund is unable to add to or exit its position. Since the inception of Stock Connect, foreign investors (including the Fund) investing in China A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in China A-shares could result in unexpected tax liabilities for the Fund.

20

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Any changes in law, regulations and policies applicable to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the China's investment and banking systems in general.

Global Currency Exchange Rate Risk. The price of any non-U.S. Metals Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Metals Investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued, the demand for carbon credits could decline, or technologies may arise that may diminish or eliminate the need for cap and trade programs, adversely affecting the value of carbon offset credits and the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention. A “cap and trade” program is a regulatory program designed to limit, or cap, the total level of emissions of greenhouse gases, particularly carbon dioxide, by companies in regulated industries, such as manufacturers or energy producers. The regulator, such as a governmental entity or supranational organization, issues a limited number of annual emission allowances that allow companies to emit a certain amount of greenhouse gases. Companies are then taxed if they produce a higher level of emissions than allowed. If a company reduces its emissions levels, it can sell, or “trade,” unused emissions allowances to other companies on the open market. Over time, regulators lower the number of emissions allowances available each year, thereby lowering the total cap on emissions, making emissions allowances more expensive, thereby incentivizing regulated entities to reduce their emissions. A large scale reduction in emissions due to the widespread adoption of renewable energy technologies, economic downturns, natural disasters or other such events or occurrences may suppress the demand for carbon offset credits, thereby reducing their value and adversely impacting the performance of the Fund.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of its Metals Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Metals Investments, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Metals Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices and are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

21

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Metals Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified with changes in interest rates or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

22

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

23

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this Prospectus.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

24

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

25

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investments in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. With in-kind redemptions, the Fund is able to avoid realized gains in connection with transactions designed to meet redemption requests. If the Fund affects redemptions for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares. Because the Fund may settle creation and redemption transactions through cash, an investment in the Fund’s shares may be less tax efficient than investments in shares of a Fund that exclusively uses in-kind redemptions, and there may be a difference in the after-tax rate of return.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses and reduce performance. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Other Investment Risks

ETN Risk. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

ETP Risk. In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

26

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

27

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

28

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.79% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 to present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and USCF Sustainable Commodity Strategy Fund (August 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

29

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

30

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol ZSB.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

31

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

32

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

33

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax adviser about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. There is no assurance that the Fund would make such an election for any given year even if the Fund were eligible to do so.

34

In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

35

The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

36

USCF ETF TRUST
USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025		For the Year Ended June 30, 2024	For the Period Ended June 30, 2023(a)
Net Asset Value, Beginning of Period	$14.58		$22.40	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.42		0.61	0.37
Net Realized and Unrealized Gain (Loss)	(0.46	)(c)	(7.83)	(2.97)
Total Income (Loss) from Operations	(0.04)		(7.22)	(2.60)

Less Distributions From:
Net Investment Income	(0.38)		(0.60)	—
Total Distributions	(0.38)		(0.60)	—
Net Asset Value, End of Period	$14.16		$14.58	$22.40
Total Return(d)	0.01%		(32.60)%	(10.27)%
Net Assets, End of Period (thousands)	$1,416		$1,458	$2,240
Ratios of Average Net Assets:
Gross Expenses(e)	0.79%		0.79%	0.79	%(f)
Net Expenses(e)	0.59%		0.59%	0.59	%(f)
Net Investment Income (Loss)	3.04%		3.52%	3.41	%(f)
Portfolio Turnover Rate(g)	138%		38%	10%

(a)	Commencement of Operations, January 10, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses for the year because of the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund.
(d)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(e)	USCF Advisers LLC has contractually agreed, through October 31, 2025, to waive 0.20% of its management fee.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
37

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

38

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

39

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
40

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
41

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust

1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596

The Fund is distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000

Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Sustainable Commodity Strategy Fund

NYSE Arca: ZSC

October 30, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF Sustainable Commodity Strategy Fund

Investment Objective

The USCF Sustainable Commodity Strategy Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.19%
Total Annual Fund Operating Expenses	0.98%
Fee Waivers(3)(4)	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers	0.52%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.
(4)	The Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser. The amount of this waiver is based on estimations for the Fund’s current fiscal year.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the 0.20% fee waiver is only in place for the one-year period, and the affiliated fund fee waiver is in place for all periods. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$206	$393	$935
1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to provide broad exposure to commodities across three different sustainability focused themes: agriculture, renewable energy and electrification. In order to provide such exposure, the Fund will invest primarily in derivatives instruments for which the underlying assets are commodities (“Commodities Derivatives”) and equity securities that are economically tied (as further described below) to particular commodities (“Commodities Equities,” together with Commodities Derivatives, “Commodities Investments”). The Fund’s exposure to each of the three sustainability themes will be approximately equally weighted.

Selection Methodology

The Adviser uses a proprietary multi-factor quantitative methodology to select the Commodities Investments. The proprietary methodology first considers the universe of commodities across each theme: agricultural commodities, renewable energy sources, and electrification (as each is further described below). Then, for a given theme, the methodology considers factors such as: the primary use of a specific commodity, the secondary and potential other uses of such commodity, and each commodity’s environmental impact. The methodology attempts to provide exposure to commodities in amounts that generally correspond to each commodity’s relative demand in connection with one of the sustainable themes described above. This means that the Fund will invest more heavily in those commodities that have a higher percentage of their total demand derived from sustainable uses.

Because Commodities Derivatives have the highest correlation to the prices of their underlying commodities, the methodology selects Commodities Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on commodities. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Commodities Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any commodity that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available.

To the extent suitable Commodities Derivatives are not available to provide exposure to a commodity to which the Adviser desires to gain exposure, the Adviser’s methodology selects equities issued by companies that are economically tied to such commodity. The Adviser considers a company to be “economically tied” to a particular commodity if it generates at least 50% of its revenues from the production, extraction, use, distribution or other activities related to the commodity, or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. The Adviser will use publicly available information distributed by the company or reputable industry publications in order to determine if a particular company meets the 50% revenue (or potential revenue) threshold. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from activities related to the commodity or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every commodity used in agriculture, renewable energy, and electrification because there may not be a suitable derivative or equity security tied to each commodity across those themes. The Adviser’s proprietary methodology will also exclude commodities that have only a de minimis connection to agriculture, renewable energy, or electrification. The Adviser will assess each Commodities Investment’s inclusion in the methodology on an annual basis.

Agriculture

The Adviser believes that the global push to reduce greenhouse gas emissions coupled with global population growth will increase the demand for agricultural commodities that can be produced sustainably (i.e., provide the most amount of product by weight or calories/protein with the least amount of emissions and other adverse environmental impacts). For example, the amount of greenhouse gasses emitted to produce a certain amount (by weight or calories/protein) of beef, lamb, or shellfish is much higher than the amount emitted to produce the same amount (by weight or calories/protein) of grains, legumes or nuts. Using the Adviser’s selection methodology, and specifically considering factors such as water usage, chemical and fertilizer usage, and the ratio of greenhouse gas emissions to weight or calories/protein produced, the Adviser seeks to provide exposure to agricultural commodities that it believes can be produced sustainably. As such, the Fund will primarily invest in Commodities Derivatives tied to grain crops and oilseeds (which include soybeans, hemp and various nuts and legumes), and to a lesser extent in cotton, sugar and coffee. Because of the broad availability of suitable derivatives tied to the agricultural theme, the agriculture portion of the Fund will consist primarily of Commodities Derivatives. To the extent the Adviser seeks to gain exposure to a particular agricultural commodity for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to that commodity.

2

Renewable Energy

The Adviser believes that global demand for renewable energy will continue to increase as countries across the globe seek more sustainable ways to produce power and implement rules and regulations that encourage renewable energy production. The Adviser broadly defines renewable energy as energy from a renewable source (i.e., not depleted when used), such as wind, solar, water, and biomass (i.e., organic material derived from plants and animals).

While certain renewable energy sources are unable to be commoditized (such as the wind or the sun), governments and organizations across the globe have created programs that commoditize the use of renewable energy sources through renewable energy certificate programs. For example, under the U.S. Environmental Protection Agency Renewable Fuel Standard program, refiners and importers of gasoline or diesel fuel can generate renewable identification numbers (“RINs”) when they produce a gallon of renewable fuel (such as ethanol, which is made from biomass). Similar to RINs, various regional organizations in the United States (such as the New England Power Pool Generation Information System) issue and track renewable energy certificates (“RECs”), which are generated when one megawatt-hour of electricity is produced from a renewable source. The Fund may also invest in carbon credits tied to the California Low Carbon Fuel Standard (“LCFS Credits”). RINs, RECs and LCFS Credits can be used by fuel and electricity producers and generators to certify compliance with certain regulatory requirements related to renewable energy production, but they can also be traded on secondary markets.

Because there may not be broad availability of suitable derivatives tied to the renewable energy sources that the Fund seeks exposure to, the renewable energy portion of the Fund will consist of a mix of Commodities Derivatives and Commodities Equities, as determined by the selection methodology described above. Commodities Derivatives will consist of renewable commodity futures (such as ethanol futures and biomass futures, to the extent suitable options are or become available). Commodities Derivatives will also include RIN futures, REC futures and LCFS Credit futures. Commodities Equities will be equity securities of issuers that are economically tied to a particular renewable energy source.

Electrification

“Electrification” refers to the process of replacing technologies that use fossil fuels with technologies that use electricity as a source of energy. The Adviser believes that the global desire to reduce fossil fuel consumption will continue to increase the rate of electrification. The process of electrification is heavily reliant on the production and development of batteries that contain certain industrial metals, precious metals, and rare earth metals (“Metals”). The Fund’s metals investments will initially include metals such as aluminum, cobalt, copper, graphite, iron ore, lithium, nickel, silver, zinc and other metals currently used in electrification. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification technology, and when exposure to these metals can be obtained. Because of the broad availability of suitable derivatives tied to the electrification theme, the Adviser will primarily invest in Commodities Derivatives tied to Metals as determined by the selection methodology described above. To the extent the Adviser seeks to gain exposure to a particular Metal for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to a particular Metal.

While the Fund is small, the Fund may pursue its electrification theme indirectly by investing in shares of the USCF Sustainable Battery Metals Strategy Fund. The Adviser will waive any advisory fees received as a result of an investment in an affiliated fund.

Collateral Requirements

The portion of the Fund’s assets that are not invested in Commodities Investments or Carbon Offset Investments (as defined below), will be primarily invested, directly or indirectly through the Subsidiary (as defined below), in cash, cash equivalents, money market funds, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet collateral requirements associated with the Fund’s Commodities Derivatives.

3

Sustainable Strategy

The Fund understands that the production of certain agricultural products and the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing carbon offset investments (“Carbon Offset Investments”) in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of certain of the Fund’s Commodities Investments.

After all the Commodities Investments have been selected, the Adviser estimates the carbon emissions associated with each Commodities Investment. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized environmental, social, and governance (“ESG”) research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Commodities Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

Additional Investment Criteria

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, to the extent the Fund invests in Commodities Equities related to the Fund’s electrification theme, a material portion of those investments will be issued by Chinese companies because globally, the majority of companies that derive their revenues from Metals are Chinese companies. The Fund will invest in Commodities Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that are “economically tied” to Commodities used in agriculture, renewable energy, and electrification are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Subsidiary

Although the Fund may invest in Commodities Derivatives directly, the Fund invests in Commodities Derivatives primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 7 (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodities Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodities Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Commodities Derivatives.

4

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected y changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. Commodities Investments and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

5

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Agriculture Companies Risk. Investments in the agricultural sector may be volatile and change unpredictably as a result of many factors, such as legislative or regulatory developments relating to food safety, the imposition of tariffs or other trade restraints, and the supply and demand of each commodity. Increased competition and changes in consumer tastes and spending can also influence the demand for agricultural products, affecting the price of such commodities and the performance of the Fund.

Renewable Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and political and economic conditions. In addition, shares of renewable energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines. The renewable energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry. The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 60% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

6

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

7

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas. aggregate market-wide trading volume and market cap quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, China A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in China A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both Mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Additionally, restrictions on the timing of permitted trading activity in China A-shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A-shares at times when the Fund is unable to add to or exit its position. Since the inception of Stock Connect, foreign investors (including the Fund) investing in China A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in China A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Any changes in law, regulations and policies applicable to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the China's investment and banking systems in general.

Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued or the demand for carbon credits could decline, adversely affecting the value of the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of the Fund’s Commodities Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Commodities Investments, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Commodities Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

8

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials, which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, production, processing, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices and are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

9

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

10

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

11

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and a performance index (Bloomberg Commodity Index Total ReturnSM) (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	5.20% in the third quarter of 2024
Lowest Performing Quarter:	-9.00% in the first quarter of 2024
YTD Return as of 9/30/2025:	13.68%

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	Since Inception
Return Before Taxes	-3.33%	-22.11%
Return After Taxes on Distributions	-14.16%	-22.21%
Return After Taxes on Distributions and Sale of Fund Shares	-1.97%	-17.28%
S&P 500 Index	25.02%	22.88%
Bloomberg Commodity Index Total Return℠(1)	5.38%	0.32%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

12

Portfolio Managers

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units for a designated amount of cash, however, the Fund has adopted policies and procedures that allow it to utilize custom baskets and issue and redeem Creation Units partially in-kind (i.e., in exchange for a “basket” of securities). Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks total return. There can be no assurance that the Fund will achieve its investment objective.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund seeks to provide broad exposure to commodities across three different sustainability focused themes: agriculture, renewable energy and electrification. In order to provide such exposure, the Fund will invest primarily in derivatives instruments for which the underlying assets are commodities (“Commodities Derivatives”) and equity securities that are economically tied (as further described below) to particular commodities (“Commodities Equities,” together with Commodities Derivatives, “Commodities Investments”). The Fund’s exposure to each of the three sustainability themes will be approximately equally weighted.

13

Selection Methodology

The Adviser uses a proprietary multi-factor quantitative methodology to select the Commodities Investments. The proprietary methodology first considers the universe of commodities across each theme: agricultural commodities, renewable energy sources, and electrification (as each is further described below). Then, for a given theme, the methodology considers factors such as: the primary use of a specific commodity, the secondary and potential other uses of such commodity, and each commodity’s environmental impact. The methodology attempts to provide exposure to commodities in amounts that generally correspond to each commodity’s relative demand in connection with one of the sustainable themes described above. This means that the Fund will invest more heavily in those commodities that have a higher percentage of their total demand derived from sustainable uses.

Because Commodities Derivatives have the highest correlation to the prices of their underlying commodities, the methodology selects Commodities Derivatives when suitable derivatives are available. Suitable derivatives include exchange-traded and over-the-counter futures and swaps contracts on commodities. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Commodities Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps are used for any commodity that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available.

To the extent suitable Commodities Derivatives are not available to provide exposure to a commodity to which the Adviser desires to gain exposure, the Adviser’s methodology selects equities issued by companies that are economically tied to such commodity. The Adviser considers a company to be “economically tied” to a particular commodity if it generates at least 50% of its revenues from the production, extraction, use, distribution or other activities related to the commodity, or has projects that have the potential for the company to generate at least 50% of its revenues from these activities when developed. The Adviser will use publicly available information distributed by the company or reputable industry publications in order to determine if a particular company meets the 50% revenue (or potential revenue) threshold. Once a company is selected for inclusion in the Fund by meeting the above criteria, it must continue to generate at least 25% of its revenues from activities related to the commodity or have projects with the potential for the company to generate at least 25% of its revenues from these activities when developed, in order to remain in the Fund. The Fund may not have exposure to every commodity used in agriculture, renewable energy, and electrification because there may not be a suitable derivative or equity security tied to each commodity across those themes. The Adviser’s proprietary methodology will also exclude commodities that have only a de minimis connection to agriculture, renewable energy, or electrification. The Adviser will assess each Commodities Investment’s inclusion in the methodology on an annual basis.

Agriculture

The Adviser believes that the global push to reduce greenhouse gas emissions coupled with global population growth will increase the demand for agricultural commodities that can be produced sustainably (i.e., provide the most amount of product by weight or calories/protein with the least amount of emissions and other adverse environmental impacts). For example, the amount of greenhouse gasses emitted to produce a certain amount (by weight or calories/protein) of beef, lamb, or shellfish is much higher than the amount emitted to produce the same amount (by weight or calories/protein) of grains, legumes or nuts. Using the Adviser’s selection methodology, and specifically considering factors such as water usage, chemical and fertilizer usage, and the ratio of greenhouse gas emissions to weight or calories/protein produced, the Adviser seeks to provide exposure to agricultural commodities that it believes can be produced sustainably. As such, the Fund will primarily invest in Commodities Derivatives tied to grain crops and oilseeds (which include soybeans, hemp and various nuts and legumes), and to a lesser extent in cotton, sugar and coffee. Because of the broad availability of suitable derivatives tied to the agricultural theme, the agriculture portion of the Fund will consist primarily of Commodities Derivatives. To the extent the Adviser seeks to gain exposure to a particular agricultural commodity for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to that commodity.

Renewable Energy

The Adviser believes that global demand for renewable energy will continue to increase as countries across the globe seek more sustainable ways to produce power and implement rules and regulations that encourage renewable energy production. The Adviser broadly defines renewable energy as energy from a renewable source (i.e., not depleted when used), such as wind, solar, water, and biomass (i.e., organic material derived from plants and animals).

14

While certain renewable energy sources are unable to be commoditized (such as the wind or the sun), governments and organizations across the globe have created programs that commoditize the use of renewable energy sources through renewable energy certificate programs. For example, under the U.S. Environmental Protection Agency Renewable Fuel Standard program, refiners and importers of gasoline or diesel fuel can generate RINs when they produce a gallon of renewable fuel (such as ethanol, which is made from biomass). Similar to RINs, various regional organizations in the United States (such as the New England Power Pool Generation Information System) issue and track RECs, which are generated when one megawatt-hour of electricity is produced from a renewable source. The Fund may also invest in LCFS Credits. RINs, RECs and LCFS Credits can be used by fuel and electricity producers and generators to certify compliance with certain regulatory requirements related to renewable energy production, but they can also be traded on secondary markets.

Because there may not be broad availability of suitable derivatives tied to the renewable energy sources that the Fund seeks exposure to, the renewable energy portion of the Fund will consist of a mix of Commodities Derivatives and Commodities Equities, as determined by the selection methodology described above. Commodities Derivatives will consist of renewable commodity futures (such as ethanol futures and biomass futures, to the extent suitable options are or become available). Commodities Derivatives will also include RIN futures, REC futures and LCFS Credit futures. Commodities Equities will be equity securities of issuers that are economically tied to a particular renewable energy source.

Electrification

“Electrification” refers to the process of replacing technologies that use fossil fuels with technologies that use electricity as a source of energy. The Adviser believes that the global desire to reduce fossil fuel consumption will continue to increase the rate of electrification. The process of electrification is heavily reliant on the production and development of batteries that contain certain industrial metals, precious metals, and rare earth metals (“Metals”). The Fund’s metals investments will initially include metals such as aluminum, cobalt, copper, graphite, iron ore, lithium, nickel, silver, zinc and other metals currently used in electrification. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification technology, and when exposure to these metals can be obtained. Because of the broad availability of suitable derivatives tied to the electrification theme, the Adviser will primarily invest in Commodities Derivatives tied to Metals as determined by the selection methodology described above. To the extent the Adviser seeks to gain exposure to a particular Metal for which a suitable derivative is not available, the Adviser will invest in the equity securities of issuers that are economically tied to a particular Metal.

While the Fund is small, the Fund may pursue its electrification theme indirectly by investing in shares of the USCF Sustainable Battery Metals Strategy Fund. The Adviser will waive any advisory fees received as a result of an investment in an affiliated fund.

Collateral Requirements

The portion of the Fund’s assets that are not invested in Commodities Investments or Carbon Offset Investments (as defined below), will be primarily invested, directly or indirectly through the Subsidiary (as defined below), in cash, cash equivalents, money market funds, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet collateral requirements associated with the Fund’s Commodities Derivatives.

Sustainable Strategy

The Fund understands that the production of certain agricultural products and the extraction, production and distribution of Metals required for Electrification are carbon-intensive processes. As such, an important component of the Fund’s sustainable strategy involves purchasing Carbon Offset Investments in an amount equal to the estimated aggregate carbon emissions of the Fund’s holdings. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of certain of the Fund’s Commodities Investments.

After all the Commodities Investments have been selected, the Adviser estimates the carbon emissions associated with each Commodities Investment. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized ESG research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Commodities Investments in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

Additional Investment Criteria

The Fund’s investments are not restricted in terms of geography. As such, the Fund may invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in instruments denominated in both U.S. dollars and foreign currencies. There is no limit to the percentage of the Fund’s equity investments that may be invested in emerging markets investments. In fact, to the extent the Fund invests in Commodities Equities related to the Fund’s electrification theme, a material portion of those investments will be issued by Chinese companies because globally, the majority of companies that derive their revenues from Metals are Chinese companies. The Fund will invest in Commodities Equities with a minimum capitalization of $100 million at the time of initial investment. Because many of the companies that are “economically tied” to Commodities used in agriculture, renewable energy, and electrification are smaller companies, it is expected that the Fund will invest in companies that would generally be classified as small- or mid-cap based on how such terms are defined by widely used indices. The Fund is “non-diversified,” as that term is defined in the 1940 Act.

15

The Subsidiary

Although the Fund may invest in Commodities Derivatives directly, the Fund invests in Commodities Derivatives primarily through the Subsidiary. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Commodities Derivatives while maintaining compliance with federal taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in Commodities Derivatives and carbon derivatives and does not invest in Commodities Equities. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

Additional Information about the Fund’s Commodities Derivatives

Commodities are tangible assets that may be bought and sold. Commodities may be physically traded at their current market prices (referred to as “spot prices”), but are more commonly traded through the purchase and sale of derivative instruments, such as commodities futures contracts and swaps.

A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. Such futures contracts expire on a monthly basis, while other derivative instruments are typically customized. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, variation margin will be paid by the Fund or received by the Fund in accordance with the rules of the relevant clearinghouse. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund would enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

16

Additional Information about the Fund’s Sustainable Strategy

The Fund’s sustainability-focused investment strategy allocates assets to Commodities Investments across three different sustainability focused themes: agriculture, renewable energy, and electrification. More broadly, the Adviser believes that its Commodities Investments will promote access to, and availability of, renewable energy and metals that are crucial for modern climate solutions, and will facilitate capital formation and the development of technology that will advance global and national progress towards net-zero carbon emissions goals. The Fund’s investments in Commodities Derivatives will assist in facilitating the availability of capital and liquidity for these markets and which the Adviser believes will assist the companies producing and processing the commodities required for climate solutions.

By investing in Carbon Offset Investments, the Fund seeks to mitigate the carbon intensive nature of certain of its Commodities Investments. The Fund gauges its carbon emissions profile by considering a variety of factors, including the carbon emissions profile of each company in which the Fund invests, the carbon emitted into the atmosphere by the production and/or processing of the commodities in which the Fund invests, and any of the Fund’s investments in Carbon Offset Investments. The Adviser’s assessment of a particular investment’s emissions is not reviewed by any third party. The Carbon Offset Investments purchased by the Fund may not have any correlation to a particular mining site, agricultural product, distribution facility, geographical location, end use, or other aspect of a particular Commodities Investment.

The Fund considers carbon offset derivatives to be derivatives, such as futures contracts, where the underlying investment is a carbon credit. A carbon offset credit is a transferrable instrument certified by governments or other independent bodies to represent an emission reduction of a certain amount of carbon or other greenhouse gas. The Fund does not physically settle any of its carbon offset derivatives, and instead “rolls” all such contracts prior to their expiration. The Fund relies on the exchanges, on which carbon offset derivatives are traded, to ensure that such contracts meet the standards required for listing.

Other Information about Investments in Commodities and Futures Generally

In futures markets, a situation known as “contango” arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. As a futures contract nears expiration, an investor who wishes to maintain a continuous investment must “roll” from the expiring contract to a later-dated contract. If the market is in contango, then, absent beneficial movements in spot prices, the later-dated contract will tend to decline in value as it approaches its own expiration. The process of holding futures contracts while the market is in contango may result in significant underperformance for a futures-based investment relative to the total return of other price indices, such as an index tracking a commodity’s spot price.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Other Investments and Activities

During market closures or under other circumstances where the Fund is unable to gain exposure to certain Commodities Derivatives, the Fund may, on a temporary basis, invest in exchange traded products that provide exposure to the specific Commodities Derivatives to which the Fund seeks exposure. For the purpose of calculating the carbon emissions associated with these investments, the Fund will look through to the underlying fund’s investments. The Fund may from time to time invest in high-yield debt instruments.

17

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in commodity-linked instruments, including Commodities Derivatives, may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodities Investments, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

18

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The Commodities Investments and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

19

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to changes in interest rates, which can affect the cost of capital and borrowing.

Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Agriculture Companies Risk. The agricultural sector is subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products can influence the profitability of investing in agriculture. Import restrictions and tariffs that have recently been imposed by foreign countries on U.S. agricultural products are expected to negatively impact the profitability of investing in these products. The agricultural sector may also be adversely affected by changes in commercial and consumer demand for certain products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and production of certain crops versus other uses of resources; (ii) the location and size of crop production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural commodities could decline, which would affect the performance of the Fund. The agricultural sector is also particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.

Renewable Energy Companies Risk. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, stricter government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of renewable energy companies have been significantly more volatile than shares of companies operating in other more established industries and such securities may be subject to sharp price declines due to factors such as events relating to domestic and international politics, the success of project development and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for renewable energy products and services in general, may adversely affect the Fund’s performance. The renewable energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. In addition, certain methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production and/or processing costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

20

The mining, production, processing, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces more than 60% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals, which could cause companies in other countries to shut down.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Emerging Markets Risk. The Fund may invest directly or indirectly in companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

China Risk. The Adviser anticipates that a material percentage of the Fund’s equity investment will be in the securities of Chinese issuers. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. These risks include, among others: (i) lack of high-quality, reliable disclosure and financial reporting by Chinese issuers, (ii) lack of access to information and regulatory oversight, (iii) frequent trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (iv) currency fluctuations, (v) intervention by the Chinese government in the Chinese securities markets, (vi) the risk of nationalization or expropriation of assets, (vii) the risk that the Chinese government may decide not to continue to support economic reform programs, (viii) limitations on the use of brokers, (ix) higher rates of inflation, (x) greater political, economic and social uncertainty, (xi) market volatility caused by any potential regional or territorial conflicts or natural disasters and (xii) increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations.

21

The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund. China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the Chinese government may provide preferential treatment to particular industries or companies. The policies set by the Chinese government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.

Certain investments in Chinese companies may be made through special structures known as variable interest entities or “VIEs.” Under the VIE structure, foreign investors such as the Fund own stock in a shell company rather than direct interests in the VIE, which must be owned by Chinese nationals (including Chinese companies) in order to operate in restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financial statements based on contractual arrangements that enable the shell company to exert a degree of control over, and accrue economic benefits from, the VIE without formal legal ownership. Ownership through a VIE structure may not be as effective as direct ownership in the particular entity tied to the VIE. While the use of VIEs is a longstanding industry practice well known by Chinese officials and regulators, the Chinese government has never formally accepted the VIE structure. It is uncertain whether Chinese officials, regulators and/or tax authorities will determine that the VIE structure is inconsistent with the laws and regulations of China. For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. It is uncertain whether the contractual arrangements, which may give rise to actual or potential conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions by the Chinese government on the continued use of VIE structures, or the inability to enforce the underlying contracts from which the shell company derives its value, would likely cause the VIE-structured holdings to suffer significant, possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value.

22

Stock Connect Investing Risk. The Fund may invest in China A-shares through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas, aggregate market-wide trading volume and market cap quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. Chinese law did not historically recognize the concept of beneficial ownership; while Chinese regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in China by regulators and courts may continue to evolve. Moreover, China A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A-shares. Therefore, the Fund’s investments in China A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both Mainland China and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Additionally, restrictions on the timing of permitted trading activity in China A-shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A-shares at times when the Fund is unable to add to or exit its position. Since the inception of Stock Connect, foreign investors (including the Fund) investing in China A-shares through Stock Connect have been temporarily exempt from the Chinese corporate income tax and value-added tax on the gains on disposal of such China A-shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in China A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Any changes in law, regulations and policies applicable to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the China's investment and banking systems in general.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodities Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodities Investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued, the demand for carbon credits could decline, or technologies may arise that may diminish or eliminate the need for cap and trade programs, adversely affecting the value of carbon offset credits and the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention. A “cap and trade” program is a regulatory program designed to limit, or cap, the total level of emissions of greenhouse gases, particularly carbon dioxide, by companies in regulated industries, such as manufacturers or energy producers. The regulator, such as a governmental entity or supranational organization, issues a limited number of annual emission allowances that allow companies to emit a certain amount of greenhouse gases. Companies are then taxed if they produce a higher level of emissions than allowed. If a company reduces its emissions levels, it can sell, or “trade,” unused emissions allowances to other companies on the open market. Over time, regulators lower the number of emissions allowances available each year, thereby lowering the total cap on emissions, making emissions allowances more expensive, thereby incentivizing regulated entities to reduce their emissions. A large scale reduction in emissions due to the widespread adoption of renewable energy technologies, economic downturns, natural disasters or other such events or occurrences may suppress the demand for carbon offset credits, thereby reducing their value and adversely impacting the performance of the Fund.

23

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of the Fund’s Commodities Investments will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Commodities Investments. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Commodities Investment may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Rare Earth Metal Companies Risk. Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro- capitalization companies with volatile share prices and are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodities Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified with changes in interest rates or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.

24

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

25

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

26

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this Prospectus.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

27

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or other requirements.

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investments in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

28

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. With in-kind redemptions, the Fund is able to avoid realized gains in connection with transactions designed to meet redemption requests. If the Fund affects redemptions for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares. Because the Fund may settle creation and redemption transactions through cash, an investment in the Fund’s shares may be less tax efficient than investments in shares of a Fund that exclusively uses in-kind redemptions, and there may be a difference in the after-tax rate of return.

Other Investment Risks

ETN Risk. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

ETP Risk. In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2025, the Adviser and its affiliates had approximately $2.76 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

29

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the NFA. The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

30

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the September 18, 2025 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2025.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.79% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser.

31

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Sustainable Battery Metals Strategy Fund (February 2023 through present), and the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

32

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

33

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol ZSC.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

34

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

35

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax adviser about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund at corporate rates. If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

36

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. There is no assurance that the Fund would make such an election for any given year even if the Fund were eligible to do so.

In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

37

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

38

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

39

USCF ETF TRUST
USCF SUSTAINABLE COMMODITY STRATEGY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2025 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

	For the Year Ended June 30, 2025	For the Period Ended June 30, 2024(a)
Net Asset Value, Beginning of Period	$23.26	$30.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.60	0.76
Net Realized and Unrealized Gain (Loss)	(0.29)	(7.13)
Total Income (Loss) from Operations	0.31	(6.37)
Less Distributions From:
Net Investment Income	(0.48)	(0.37)
Total Distributions	(0.48)	(0.37)
Net Asset Value, End of Period	$23.09	$23.26
Total Return(c)	1.46%	(21.38)%
Net Assets, End of Period (thousands)	$2,309	$2,326
Ratios of Average Net Assets:
Gross Expenses(e)(f)	0.79%	0.79	%(d)
Net Expenses(e)(f)	0.33%	0.34	%(d)
Net Investment Income (Loss)(e)	2.62%	3.35	%(d)
Portfolio Turnover Rate(g)	14%	8%

(a)	Commencement of Operations, August 8, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results. Total return for a period less than one year is not annualized.
(d)	Annualized.
(e)	Ratios exclude the income and expenses of the underlying funds in which the Fund invests.
(f)	USCF Advisers LLC has contractually agreed, through October 31, 2025, to waive 0.20% of its management fee.
(g)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing in-kind creations or redemptions.
40

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each properly designated series of the Trust (individually, a “Fund” and together, the “Funds”) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This Privacy Policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus); and
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds;
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

41

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintain safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm- Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this Privacy Policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

42

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   account balances

•   account transactions

•   transaction history

•   wire transfer instructions

•   checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-920-0259 or go to www.uscfinvestments.com
43

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■   Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
44

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF Midstream Energy Income Fund

(NYSE: UMI)

USCF Dividend Income Fund

(NYSE: UDI)

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

(NYSE: SDCI)

USCF Gold Strategy Plus Income Fund

(NYSE: USG)

USCF Energy Commodity Strategy Absolute Return Fund

(NYSE: USE)

USCF Sustainable Battery Metals Strategy Fund

(NYSE: ZSB)

USCF Sustainable Commodity Strategy Fund

(NYSE: ZSC)

October 30, 2025

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectuses (the “Prospectuses”), each dated October 30, 2025, for the USCF Midstream Energy Income Fund (“UMI”), the USCF Dividend Income Fund (“UDI”), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), the USCF Gold Strategy Plus Income Fund (“USG”), the USCF Energy Commodity Strategy Absolute Return Fund (“USE”), the USCF Sustainable Battery Metals Strategy Fund (“ZSB”) and the USCF Sustainable Commodity Strategy Fund (“ZSC”), (each a “Fund” and together the “Funds”), each a series of USCF ETF Trust (the “Trust”). Copies of the Prospectuses may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectuses and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to UMI, UDI, SDCI, USG, USE, ZSB and ZSC, each of which is a “non-diversified” fund except for UDI, which is “diversified.” Other series may be added to the Trust in the future. The shares of the Funds are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Funds, and USCF Cayman Commodity 2 (the wholly-owned Cayman Islands subsidiary of SDCI), USCF Cayman Commodity 4 (the wholly-owned Cayman Islands subsidiary of USG), USCF Cayman Commodity 3 (the wholly-owned Cayman Islands subsidiary of USE), USCF Cayman Commodity 5 (the wholly-owned Cayman Islands subsidiary of ZSB) and USCF Cayman Commodity 7 (the wholly-owned Cayman Island subsidiary of ZSC) (each wholly-owned subsidiary a “Subsidiary” and together, the “Subsidiaries”) are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, owns the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold. The Adviser has engaged Miller/Howard Investments, Inc., to serve as sub-adviser to UMI and UDI (“Miller/Howard”). The Adviser has engaged SummerHaven Investment Management, LLC (“SummerHaven” together with Miller/Howard, each a “Sub-Adviser” and together, the “Sub-Advisers”) to serve as sub-adviser to SDCI’s Subsidiary, and as sub-adviser to USG and its Subsidiary.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAV”). A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Funds should not be relied upon as a complete investment program.

The Funds issue and redeem shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.”

UMI and UDI generally offer and issue Creation Units in exchange for baskets of investments included in the Funds’ portfolio (“Deposit Securities”) and designated amounts of cash and generally redeems Creation Units in exchange for Deposit Securities and designated amounts of cash.

SDCI, USG and USE generally offer, issue, and redeem Creation Units in exchange for cash. SDCI, USG and USE reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities per each Creation Unit constituting a substantial replication of the securities included in the Fund and an amount of cash (the “Cash Component”) computed as discussed below.

ZSB and ZSC generally offer, issue and redeem Creation Units in exchange for designated amounts of cash.

UMI, UDI, ZSB and ZSC have adopted policies and procedures that allow them to utilize custom baskets (the “Custom Basket Procedures”) consistent with the rules under the 1940 Act. The Custom Basket Procedures govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets, and provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of each Fund and its shareholders. Pursuant to the Custom Basket Procedures, the Fund may, for example, issue and redeem Creation Units partially in-kind. A partially in-kind Creation Unit transaction involves the exchange of a basket of representative or non-representative “Deposit Securities” and a designated amount of cash for a Creation Unit.

Creation Units are aggregations of stipulated “blocks” of shares. Each block of UMI and UDI is 10,000 shares, and each block of SDCI, USG, USE, ZSB and ZSC is 25,000 shares. In the event of a Fund’s liquidation, the Fund may lower the number of shares in its Creation Unit.

The fiscal year end for each Fund is June 30.

1

EXCHANGE LISTING AND TRADING

There can be no assurance that the Funds will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of a Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Funds reserve the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

Each Fund’s investment objective is disclosed in its Prospectus. There can be no assurance that a Fund’s objective will be achieved. The investment objectives of the Funds, and all other investment policies and practices of the Funds, other than the fundamental investment policies listed below, are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. Additional information about each Fund, its policies, and the investment instruments that it may hold, is provided below.

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies for the Funds. These policies cannot be changed with respect to a Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (ii) more than 50% of the shares of the Funds.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, UMI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that UMI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that UMI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although UMI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent UMI from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
2

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided that UMI will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

As a matter of fundamental policy, UDI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that UDI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that UDI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although UDI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent UDI from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities).

As a matter of fundamental policy, SDCI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that SDCI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that SDCI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold, or deal in real estate, although SDCI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
3

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit SDCI’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of SDCI, SDCI will consider the concentration of affiliated and unaffiliated underlying investment companies.

As a matter of fundamental policy, USG may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that USG borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that USG may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold, or deal in real estate, although USG may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
G.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of USG’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

As a matter of fundamental policy, USE may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that USE borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that USE may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although USE may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
4

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Purchase the securities of any issuer (excluding the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of USE’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

As a matter of fundamental policy, ZSB may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that ZSB borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that ZSB may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although ZSB may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that ZSB may invest more than 25% of its total assets in investments that provide exposure to Metals. (This limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

As a matter of fundamental policy, ZSC may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that ZSC borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that ZSC may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although ZSC may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit ZSC’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of ZSC, ZSC will consider the concentration of affiliated and unaffiliated underlying investment companies.

5

As noted above, the Funds may not make loans except as permitted under the 1940 Act. Operating in compliance with provisions of the 1940 Act, such as Section 17 (Transactions of Certain Affiliated Persons and Underwriters) and Section 18 (Capital Structure) can inhibit each Fund’s ability to make loans.

Section 18 of the 1940 Act defines “senior security” and describes asset coverage requirements and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

Additional Information about the SDCITR

The SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”) is a total return commodity sector index designed to broadly represent major commodities. The composition and total return of the SDCITR are described in the Prospectus of SDCI.

The SDCITR is rules-based and reconstituted and rebalanced monthly based on observable price signals. In this context, the term “rules-based” is meant to indicate that the composition of the SDCITR in any given month will be determined by quantitative formulas related to the prices of futures contracts for the 27 commodities that are eligible to be included in the SDCITR. Such formulas are not subject to adjustment based on factors other than those described below, and are not subject to human bias.

Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

Prior to the end of each month, SummerHaven determines the composition of the SDCITR and provides such information to Bloomberg, L.P. (“Bloomberg”). Values of the SDCITR are computed by Bloomberg and disseminated approximately every 15 seconds from 8:00 a.m. to 5:00 p.m., Eastern time. Bloomberg also publishes a daily SDCITR value at approximately 5:30 p.m., Eastern time, under the index ticker symbol “SDCITR:IND.” Only settlement and last-sale prices are used in the SDCITR’s calculation; bids and offers are not recognized, including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous day’s settlement price is used. This means that the underlying SDCITR may lag its theoretical value. This tendency to lag is evident at the end of the day when the SDCITR value is based on the settlement prices of the futures contracts held by the SDCITR, and explains why the underlying SDCITR often closes at or near the high or low for the day.

The composition of the SDCITR on any given day, as determined and published by SummerHaven, is determinative of the benchmark for SDCI. However, it is not possible to anticipate all possible circumstances and events that may occur with respect to the SDCITR and the methodology for its composition, weighting, and calculation. Accordingly, a number of subjective judgments must be made in connection with the operation of the SDCITR that cannot be adequately reflected in this description of the SDCITR. All questions of interpretation with respect to the application of the provisions of the SDCITR methodology, including any determinations that need to be made in the event of a market emergency or other extraordinary circumstances, will be resolved by SummerHaven.

Because the SDCITR is comprised of actively traded contracts with scheduled expirations, it can be calculated only by reference to the prices of contracts for specified expiration, delivery, or settlement periods, referred to as contract expirations. The contract expirations included in the SDCITR for each commodity during a given year are designated by SummerHaven, provided that each contract must be an active contract. An active contract for this purpose is a liquid, actively-traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

6

If a Futures Exchange ceases trading in all contract expirations relating to an eligible futures contract, SummerHaven may designate a replacement contract for the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the SDCITR. To the extent practicable, the replacement is effected during the next monthly review of the composition of the SDCITR. If that timing is not practicable, SummerHaven determines the date of the replacement based on a number of factors, including the differences between the existing futures contract and the replacement futures contract with respect to contractual specifications and contract expirations.

If a contract is eliminated and there is no replacement contract, the underlying commodity will necessarily be dropped from the SDCITR. The designation of a replacement contract, or the elimination of a commodity from the SDCITR because of the absence of a replacement contract, could affect the value of the SDCITR, either positively or negatively, depending on the price of the contract that is eliminated and the prices of the remaining contracts. It is impossible, however, to predict the effect of these changes, if they occur, on the value of the SDCITR.

INVESTMENT STRATEGIES AND RISKS

The principal investment strategies and principal investment risks of each Fund are disclosed in its Prospectus. This section of the SAI provides additional information about the Funds’ investment strategies and their investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectuses.

Additional Information about Investment Strategies

Additional Information about Investment Strategies of the Funds

Foreign Securities. The Funds may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Funds’ investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

7

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, and practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, the Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Funds or the Adviser. There may not be legal recourse against these actions. In addition, a Fund or the Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries” below.

Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short-term obligations issued by the U.S. Government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies and Pooled Investment Vehicles. The Funds may invest in securities of other investment companies, including registered investment companies that are ETFs. A Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, a Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the underlying fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Funds may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Funds may invest in the securities of another investment company (the “acquired fund”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Funds may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or (with the exception of ZSB) by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

8

Treasuries. The Funds may invest in U.S. Government securities. U.S. Government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. Treasuries are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Additional Information about Investment Strategies of SDCI, USG, USE, ZSB and ZSC

Cayman Islands Subsidiaries. Although SDCI, USG, USE, ZSB and ZSC may invest its assets directly in futures contracts and other commodity-related derivative instruments and ZSC may invest its assets directly in Commodities Derivatives (collectively, “Commodity-Linked Investments”), they primarily invest in Commodity-Linked Investments indirectly by investing up to 25% of their total assets in their respective Subsidiary. Each Subsidiary is advised by the Adviser and has the same investment objective as the respective Fund. The assets of each Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the respective Fund, except that the Subsidiaries may invest without limitation in Commodity-Linked Investments. The Subsidiaries may invest in certain investments that the Funds are restricted or limited from investing in directly. Investing in a Subsidiary will permit a Fund to have greater exposure to commodities markets while maintaining compliance with U.S. federal income tax requirements applicable to regulated investment companies under the 1940 Act.

Each applicable Fund and its Subsidiary are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as the commodity pool operator (“CPO”) of each Fund and its Subsidiary under the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations promulgated thereunder, and therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any Fund.

The Subsidiaries are not registered as investment companies under the 1940 Act, and are not subject to all the investor protections of the 1940 Act. However, each Fund will wholly own and control its Subsidiary, and each Fund and its Subsidiary are managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its Fund or its Fund’s shareholders. The Board has oversight responsibility for the investment activities of each Fund, including the Fund’s investment in its Subsidiary and the Fund’s role as sole shareholder of its Subsidiary. Each Subsidiary follows the same compliance policies and procedures as its Fund. Each Fund and its Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis. Changes in the laws of the Cayman Islands, under which the Subsidiaries are incorporated, could result in the inability of a Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact a Fund and its investors.

The Cayman Islands currently does not impose any income tax, corporate tax, capital gains tax, or withholding tax on the Subsidiaries. If the laws of the Cayman Islands were changed and a Subsidiary were required to pay Cayman Islands taxes, this may impact a Fund’s return based upon the percentage of assets allocated to commodities at that time.

To the extent that this SAI references securities, Commodity-Linked Investments, or other assets in which a Fund may invest or may not invest, or a Fund’s expectations, risks or obligations with respect to any such investments, the Fund’s Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

9

Derivatives. SDCI, USG, USE, ZSB and ZSC may each use derivative instruments as part of its investment strategies. Generally, derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. Derivatives may also include financial instruments such as reverse repurchase agreements and similar financial transactions if certain conditions are met. Each Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. Derivatives can be volatile and may involve significant risks.

Commodity Contracts. SDCI, USG, USE, ZSB and ZSC may purchase and sell commodity contracts in the form of futures and options, and may enter into swap agreements and other financial transactions in compliance with applicable commodities laws. Each Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies.

Commodity Futures. SDCI, USG, USE, ZSB and ZSC invest in commodity futures contracts. A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, at a specified price, date, time and place. Commodity futures contracts are traded on futures exchanges that provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades, and a secondary market. Futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. The clearinghouse of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”). To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, a Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in a Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

10

As futures contracts near expiry, they are generally replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a “roll yield” and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other, however, the Funds are not permitted to take physical delivery of commodities.

If the market for futures contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of a Fund relative to spot prices of the commodities in which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

Commodity futures contracts may also be subject to additional risks that could negatively impact the value of a Fund’s investments, including: (i) storage costs, which may be reflected in the price of a commodities futures contract if it is physically settled; (ii) changes in the rate of inflation and reduced economic growth, which can impact the spot price of an underlying commodity; (iii) natural disasters, agricultural or livestock disease, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, geopolitical events, strikes, embargoes and tariffs, and other factors may have a significant impact on commodity prices and the value of a Fund’s investments in commodity futures contracts; and (iv) various dynamics in the commodities markets that could cause a Fund to purchase a commodity futures contract at a higher price than it otherwise would. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. The energy sector has experienced increased volatility as a result of conflicts in the Middle East and the Russia-Ukraine war.

In addition, foreign futures exchanges may impose trading, settlement, and margin requirements that differ from those imposed by U.S. exchanges. Foreign futures contracts may not involve a clearing mechanism or related guarantees and, therefore, may be subject to a greater risk of loss than futures contracts traded in the United States. To the extent margin payments for a foreign futures contract are measured in a foreign currency, the foreign futures contract may also involve currency risk. Foreign futures exchanges have in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on those exchanges.

11

Options on Futures. SDCI, USG, USE, ZSB and ZSC may purchase and sell options on futures. An option on a futures contract possesses many of the same characteristics as options on securities and indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract, the current market value of the option and other futures positions held by the Fund.

Repurchase Agreements. Repurchase agreements are instruments under which a Fund (such as SDCI, USG, USE, ZSB or ZSC) acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Swaps. SDCI, USG, USE, ZSB and ZSC may enter into swaps and options to enter into swap agreements (called “swaptions”). Generally, swaps are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin is required to be paid by the Fund or may be received by the Fund. Specifically, if the value of a Fund’s cleared swap declines, the Fund will be required to make variation margin payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will make variation margin payments to the Fund’s account. At the conclusion of the term of the swap, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. Uncleared swaps are customarily documented using the International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of derivatives market participants that has developed standardized contracts for bilateral derivatives transactions. In the event that one party to an uncleared swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

12

A swaption generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the swaption by the buyer. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised, plus any related transaction costs.

Additional Information about Investment Strategies of UDI and UMI

ESG Investments. UDI intends to invest in securities of issuers that exhibit UDI’s Environmental, Social and Governance (“ESG”) criteria. UDI screens out companies that (i) extract coal; (ii) derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. In addition, UDI seeks to eliminate companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. UMI also considers ESG factors when selecting investments. UMI and UDI’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Funds or exclude the securities of certain issuers for non-financial reasons. As such, the Funds may invest in companies or industries that are out of favor in the market or underperforming the market, and the Funds may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Funds’ ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Funds’ short-term performance. In evaluating a company based on ESG criteria, the Funds may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Funds’ consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Funds might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Funds may invest in companies that do not reflect the beliefs of any particular investor.

Additional Information about Investment Strategies of ZSB and ZSC

Carbon Offset Investments. ZSB and ZSC may invest in carbon credit futures in order to offset the aggregate carbon emissions of ZSB’s Metals Investments and ZSC’s Commodities Investments. Carbon credit futures are commodity futures contracts linked to the value of emission allowances or credits. Under certain regulatory regimes, a limit is set by a regulator, such as a government entity, on the total amount of specific greenhouse gases, such as CO2, that can be emitted by regulated entities, such as manufacturers or energy producers. The regulator then may issue or sell individual “emission allowances” to regulated entities, which can then be traded on the open market. The regulator may gradually reduce the market cap on emission allowances, thereby increasing the value of such allowances and forcing regulated entities to reduce their greenhouse gas emissions.

Metals Investments. ZSB and ZSC intend to invest primarily in Metals Investments and Commodities Investments, respectively, as each term is defined in the respective Prospectus. Investing in commodities in this manner carries risks. A Fund’s exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Metals Investments, Commodities Investments and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

13

Additional Information about Investment Strategies of USE

Exchange Traded Notes (“ETNs”). USE may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

Exchange Traded Products (“ETPs”). In addition to ETNs, USE may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Additional Information about Investment Risks

An investment in the Funds should be made with an understanding that the value of the portfolio held by a Fund may fluctuate in accordance with changes in the market and other factors.

Additional Information about Investment Risks of the Funds

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from a Fund, the ability of a Fund to qualify as a regulated investment company (“RIC”), or the ability of a Fund to meet its investment objectives.

Common Stock Risk. The Funds may invest in common stock. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. The Adviser and Sub-Advisers cannot predict the direction or scope of any of these factors. Shareholders of common stock have rights to receive payments from the issuers of that common stock, which right are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stock of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stock is subject to market fluctuations for as long as the common stock remains outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the respective Fund. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amounts the Funds invest in investments denominated in a particular foreign currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

14

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect a Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting a Fund’s investments denominated in such country’s or region’s currency to additional risks.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Depositary Receipts Risk. The Funds may invest in Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts, or ADRs, are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts, or EDRs, are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company that trade both in the home market and the U.S. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the U.S. and the home market, and separate registrars in the U.S. and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the U.S. and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S.; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

European Related Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Funds’ investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

15

The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and broader global economies. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Specifically, the United Kingdom recently left the EU. The impact that this withdrawal will have on the British economy and political situation and the economies and political situations of other EU countries is unknown at this time.

Foreign Securities Risk. Investing in foreign companies involves certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets.

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization, expropriation or confiscation of assets and property, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Emerging market countries may have less government regulation and generally do not impose the same accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, the ability of the Adviser or Sub-Adviser to evaluate companies located in emerging markets, or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions, and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Funds. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Funds may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

16

Lending of Portfolio Securities. The Funds may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. Government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Funds may invest any cash collateral and earn additional income, or they may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

During the fiscal year ended June 30, 2025, the Funds did not engage in securities lending.

Listing Standards Risk. The Funds are required by the Listing Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Listing Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Non-Diversified Status. The Funds (except for UDI) are non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships.

Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

RIC Qualification Risk. Each of the Funds has elected to be treated as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify each year as a RIC for U.S. federal income tax purposes. To qualify as a RIC for U.S. federal income tax purposes, a Fund must meet certain source-of-income, asset-diversification, and minimum distributions requirements. If a Fund fails to qualify as a RIC, it could significantly reduce the amounts available for distribution from the Fund.

17

Short Selling Risk. A short sale by a Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that a Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for a Fund. A Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom a Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Funds will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Temporary Defensive Strategies. Under normal market conditions, UDI and UMI will stay fully invested according to their respective principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, UDI and UMI may invest up to 100% of their assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Additional Information about Investment Risks of SDCI, USG, USE, ZSB and ZSC

Commodity Risk. A Fund’s investments in commodities or commodity-linked investments, either directly or through a Subsidiary, may subject a Fund to greater volatility than investments in traditional securities. The prices of commodities and commodity-linked investments may be affected by a number of factors, including overall market movements, foreign currency exchange rates, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The prices of commodities and commodity-linked investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds, and cash. Investments in commodities and commodity-linked investments can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the inability to accurately value a commodity or commodity-linked investment. These risks may be compounded by the impairment of a Fund’s ability to sell its commodity and commodity-linked portfolio holdings in a timely manner or for full value. Each of these factors and events could have a significant negative impact on a Fund.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving SDCI, USG, USE, ZSB or ZSC will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other investments to implement its investment strategy.

When a Fund purchases certain Commodity-Linked Investments it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Funds nor the Subsidiaries are currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, each Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity-Linked Investments it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Funds, or any other broker that may be retained by the Funds in the future, when accepting orders to purchase or sell futures contracts on U.S. exchanges on behalf of a Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of a Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of a Fund related to foreign futures contracts trading.

18

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of SDCI, USG, USE, ZSB and ZSC or the Subsidiaries) may hold, own or control. These levels and position limits apply to the futures contracts that the Funds and the Subsidiaries invest in to meet each Fund’s investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

With regard to SDCI, the accountability levels for the commodities comprising the SDCITR and other futures contracts traded on U.S.-based Futures Exchanges are not a fixed ceiling, but rather a threshold above which such exchanges may exercise greater scrutiny and control over an investor’s positions. Position limits differ from accountability levels in that they represent fixed limits on the maximum number of futures contracts that any person may hold and cannot allow such limits to be exceeded without express CFTC authority to do so. In addition to accountability levels and position limits that may apply at any time, the Futures Exchanges may impose position limits on contracts held in the last few days of trading in the near month contract to expire. The investment strategy of the Fund is to close out its positions during each monthly reconstituting and rebalancing period for the SDCITR in advance of the period right before expiration and purchase new contracts. As such, position limits that apply to the last few days prior to a contract’s expiration are not currently anticipated to impact the Fund.

Leverage Risk. Leverage risk is created when an investment exposes SDCI, USG, USE, ZSB or ZSC to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, SDCI, USG, USE, ZSB and ZSC may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity-Linked Investments, including futures contracts, options and cleared and uncleared swaps, may be illiquid, a Fund’s investments in Commodity-Linked Investments may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Funds may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact a Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

19

The regulation of derivatives in the United States, the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. A Fund complies with the requirements of Rule 18f-4 in its usage of derivatives instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a fund, since a fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives.

The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

20

Non-U.S. Investment Risk. SDCI, USG, USE, ZSB and ZSC may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Foreign markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Additional Information about Investment Risks of UMI and UDI

Credit Risk. Credit risk includes the possibility that a party to a transaction involving UMI or UDI will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other investments to implement its investment strategy.

Deferred Tax Risk. As a limited partner in the master limited partnerships (“MLPs”) in which it may invest, UMI will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. A Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP’s distribution that is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased net income to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax distributions to the Fund’s shareholders.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the sale. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.

21

A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs. In addition, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Preferred Stock Risk. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Real Estate Investment Trust Risk. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

22

Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Additional Information about Investment Risks of SDCI and USG

Correlation Risk. To the extent that investors use USG as a means of indirectly investing in gold, there is a risk that the daily changes in NAV per share of the Fund will not closely track the daily changes in the spot price of gold. This could happen if the changes in the Fund’s NAV do not correlate closely with changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of gold. The value of a gold-related derivative instruments is typically based upon the price movements of gold or an economic variable linked to such price movements. Spot prices and futures prices for gold will vary depending upon expectations regarding market conditions. Both spot and futures prices of gold may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in gold.

To the extent that investors use SDCI as a means of indirectly investing in commodities, there is the risk that the daily changes in the NAV per share of the Fund on a percentage basis will not closely track the daily changes in the spot prices of the commodities comprising the SDCITR on a percentage basis. This could happen if the changes in Fund’s NAV do not correlate closely with the changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of the underlying commodities. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in commodities or as a hedge against the risk of loss in commodity-related transactions.

The design of the SDCITR is such that every month it is made up of different Component Futures Contracts and the Fund primarily invests in the Component Futures Contracts composing the SDCITR. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the SDCITR. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Additional Information about Investment Risks of UMI

Industry Specific Risk. Energy infrastructure companies are subject to risks that are specific to the industry they serve.

•	Midstream energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
•	Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
23

•	Energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.
•	Energy infrastructure companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
•	Marine shipping (or “tanker”) companies are exposed to many of the same risks as other energy infrastructure companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company’s earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Additional Information about Investment Risks of ZSB and ZSC

Industry Specific Risk. Metals companies are subject to risks that are specific to the industry they serve.

•	The exploration and development of metals involves significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, metal exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart.
•	Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.
24

•	Rare earth metals have more specialized uses and are often more difficult to extract. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for these metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The mining, refining and/or manufacturing of rare earth metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth metals are rising. In addition, companies involved in the various activities that are related to the mining, refining and/or manufacturing of rare earth metals may be at risk for environmental damage claims.
•	The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.
•	With respect to ZSC, the agricultural sector is subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence the profitability of investing in agriculture. Import restrictions and tariffs that have recently been imposed by foreign countries on U.S. agricultural products are expected to negatively impact the profitability of investing in these products. The agricultural sector may also be adversely affected by changes in commercial and consumer demand for certain products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and production of certain crops versus other uses of resources; (ii) the location and size of crop production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural commodities could decline, which would affect the performance of the Fund. The agricultural sector is also particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.

Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than securities traded in the U.S. markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the U.S. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Fund, may be subject to risks associated with less stringent accounting oversight.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.

25

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

26

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investing in Frontier Countries. In addition to the risks listed under “Foreign Securities Risk” and “Investing in Emerging Countries,” investments in frontier countries present additional risks. Frontier market countries are generally considered to be more developed than the least developed countries but are smaller, less liquid and more risky than emerging market countries. Frontier market countries typically have less accessible capital markets than emerging market countries. As a result, the risks of investing in emerging market countries may be magnified in frontier market countries. Frontier markets include, but are not limited to, countries such as Bangladesh, Vietnam, Morocco, Nigeria and Romania. Frontier markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than emerging markets. Investments in frontier markets may also be subject to a greater risk of loss than investments in emerging markets. Frontier markets may have less uniformity in accounting and reporting requirements, unreliable securities valuation, government ownership or control of parts of the private sector and of certain companies, and greater risks associated with the custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets. In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities from being voted, or from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from one day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. Additionally, in certain countries, the block cannot be removed.

Investing in Greater China. Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China; (e) increasing competition from Asia’s other low-cost emerging economies; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (m) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (n) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (o) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (p) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (q) the fact that the settlement period of securities transactions in foreign markets may be longer; (r) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.

Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

27

Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A shares and B shares. Ownership of A shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B shares may be owned by Chinese and foreign investors. The Fund may obtain exposure to the A share market in the People’s Republic of China by either investing directly in A shares through participation in Stock Connect, or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. The Fund may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.

As a result of investing in the People’s Republic of China, the Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.

As of November 17, 2014, foreign mutual funds, which qualify as QFIIs and/or RMB Qualified Foreign Institutional Investors (“RQFIIs”), are temporarily exempt from enterprise income tax on capital gains arising from securities trading in the People’s Republic of China. It is currently unclear when this preferential treatment will end. If the preferential treatment were to end, such capital gains would be subject to a 10% withholding tax in the People’s Republic of China. Meanwhile, the purchase and sale of publicly traded equities by a QFII/RQFII is exempt from value-added tax in the People’s Republic of China.

The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.

Hong Kong. Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.

Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.

Investing through Stock Connect. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through the Shanghai–Hong Kong and Shenzhen–Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai and Shenzhen-listed equities (“China A-shares”) via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise desirable to do so. Additionally, restrictions on the timing of permitted trading activity in Stock Connect Securities, including the imposition of local holidays in either Hong Kong or China and restrictions on purchasing and selling the same security on the same day, may subject the Fund’s Stock Connect Securities to price fluctuations at times where it is unable to add to or exit its position.

28

The eligibility of China A-shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in the Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations.

Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect the Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.

Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.

The Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.

Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

The Fund and the Adviser (on behalf of itself and its other clients) will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A-shares as a result of their interest in China A-shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.

29

Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by the Fund.

VIE Structures. Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company and therefore the ability of the offshore entity to control the activities at the Mainland Chinese company are limited and the Mainland Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.

Although VIEs have been a long-standing industry practice to gain efficient, tradeable shares that are economically tied to operating companies in Mainland China that do not permit direct investment for foreign investors, China has never formally recognized the VIE structure. However, effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement by the Mainland Chinese government. There is a risk that the Mainland Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Mainland Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. Further, if the Mainland Chinese government determines that the agreements establishing the VIE structure do not comply with Mainland Chinese law and regulations, including those related to prohibitions on foreign ownership, the Mainland Chinese government could subject the Mainland Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Mainland Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.

Recently, the government of China proposed draft regulations that would apply to Mainland China-based companies raising capital offshore, including through VIE structures. These regulations have not been adopted, but would impose filing and disclosure obligations upon covered companies. It is unclear whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. There can be no guarantee about future actions by China’s government that could adversely affect a VIE’s financial performance and the enforceability of the VIE’s contractual arrangements with operating companies.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Funds. The day-to-day business of the Funds, including the day-to-day management of risk, is performed by the service providers of the Funds such as the Adviser, any of the Trust’s Sub-Advisers, the Distributor, and the administrator. The Board is responsible for overseeing the Funds’ service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Funds may be exposed.

30

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Funds’ service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to each Fund and each Subsidiary by the Adviser and Sub-Adviser, as applicable, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement or the Subsidiary Advisory Agreement with the Adviser, or, as applicable, the Sub-Advisory Agreement or Subsidiary Sub-Advisory Agreement with any of the Trust’s Sub-Advisers, the Board receives detailed information from the Adviser and any of the Trust’s Sub-Advisers. Among other things, the Board regularly considers the Adviser’s and each Sub-Adviser’s adherence, as applicable, to each Fund’s and each Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any of the Trust’s Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Funds’ independent registered public accounting firm reviews its audit of the financial statements of the Funds with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, five of whom are “Independent Trustees” (as described below). The Chairman of the Board, John P. Love, and Mr. Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

31

Ms. Robyn L. Alexander and Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s Sub-Advisers, or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser, any of the Trust’s Sub-Advisers or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Robyn L. Alexander Year of Birth: 1969	Independent Trustee	Since 2024	Head of Transactions, Revantage (a Blackstone Company) from 2018 to present.	7	None
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 to 2019; Member of Armanino Executive Committee from 2001 to 2015; Partner in Charge of Armanino LLP Audit Department from 2004 to 2013. Mr. Gard has been retired from 2019 to present.	7	None
Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC (an investment firm) from 2017 to present; Retired from 2007 to 2017; Managing Director of Societe Generale from 1991 to 2007.	7	None
John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 to present.	7	None
H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 to 2011, including Mayor of San Ramon City, CA from 2002 to 2009. Mr. Wilson has been retired from 2011 to present.	7	None
32

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 to October 2016; Independent Trustee of USCF ETF Trust from inception to February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and United States Commodity Funds LLC (“USCF”) since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a subsidiary of Marygold from August 2021.	7	Director, USCF, 2015 to present.
John P. Love(3) Year of Birth: 1971	President (Principal Executive Officer),Trustee and Chairman of the Board	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	7	Director, USCF, 2016 to present.
Andrew F Ngim Year of Birth: 1960	Vice President, and Portfolio Manager	Vice President from December 2016 to present. Trustee from 2014 to February 2015 and May 2015 to September 2023;Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and served as a Management Director from May 2005 to April 2023 and has served as Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 to February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.	N/A	Management Director of USCF from May 2005 to April 2023.

33

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022

Employee of USCF since November 2025; Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to October 2025); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).

				N/A	N/A
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer and Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 to April 2018; Assistant Secretary from October 2016 to May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Crumbaugh and Love are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2025, the Audit Committee met five (5) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectuses and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Ms. Alexander and Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2025, the Nominating Committee met one (1) time.

34

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Funds, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Funds, and to exercise their business judgment in a manner that serves the best interest of each Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Robyn L. Alexander should serve as a Trustee, the Board considered her extensive experience as an executive in commercial real estate and senior corporate management roles. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that John P. Love should serve as a Trustee, the Board considered his extensive background in the fund industry and the number of years for which he has served in senior executive positions of the Adviser and its affiliate. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust.

Trustees’ Ownership of Fund Shares

As of June 30, 2025, the Trustees owned the following amounts of securities in the Funds, and in all funds in the same family of investment companies as the Funds:

Name of Person, Position	Dollar Range of Equity Securities in UMI	Dollar Range of Equity Securities in UDI	Dollar Range of Equity Securities in SDCI	Dollar Range of Equity Securities in USG	Dollar Range of Equity Securities in USE	Dollar Range of Equity Securities in ZSB	Dollar Range of Equity Securities in ZSC	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Robyn L. Alexander	None	None	None	None	None	None	None	None
Thomas E. Gard	None	None	None	None	None	None	None	None
Jeremy Henderson	None	None	None	None	None	None	None	None
John D. Schwartz	None	None	None	None	None	None	None	None
H. Abram Wilson	None	None	None	None	None	None	None	None
Interested Trustees
Stuart P. Crumbaugh	None	None	$10,001–$50,000	None	$1–$10,000	None	None	$10,001–$50,000
John P. Love	None	$10,001–$50,000	$50,001 – $100,000	$1–$10,000	$50,001–$100,000	$1–$10,000	None	Over $100,000

Board Compensation

Currently, each Independent Trustee receives annual compensation based on a formula that takes into account a number of factors, including the number of funds in the Trust, and that also takes into account the Trustee’s attendance at Board meetings. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Funds.

35

The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Robyn L. Alexander*	$55,123	$55,123
Thomas E. Gard	$56,667	$56,667
Jeremy Henderson	$57,667	$57,667
John D. Schwartz	$56,667	$56,667
H. Abram Wilson	$56,667	$56,667
Interested Trustees
John P. Love*	$0	$0
Stuart P. Crumbaugh	$0	$0

*Ms. Alexander and Mr. Love began serving as Trustees, effective September 10, 2024.

Code of Ethics

The Trust, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by SDCI, USE, ZSB and ZSC to the Adviser and for securities held by USG, UMI and UDI to the Fund’s respective Sub-Adviser. The Adviser and each Sub-Adviser, as applicable, will vote such proxies in accordance with their proxy policies and procedures, summaries of which are included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting records.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Funds’ Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2025, each Fund had the following amount of shares outstanding:

Shares
Fund	Outstanding
UMI	7,720,000
UDI	175,000
SDCI	10,900,000
USG	350,000
USE	100,000
ZSB	100,000
ZSC	100,000

36

As of September 30, 2025, the Board and the Trust’s officers as a group (1) did not own any of UMI’s or ZSC’s outstanding shares; (2) owned 3.23% of the outstanding shares of USE, and (3) owned less than 1% of the outstanding shares of SDCI, UDI, USG and ZSB.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of September 30, 2025, is set forth below.

UMI

Name & Address	Percent of Fund
National Financial Services LLC, 499 Washington Blvd, Jersey City, NJ 07310	70.83%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-12	19.60%

UDI

Name & Address	Percent of Fund
Charles Schwab, 2423 E. Lincoln Drive, Phoenix, AZ 85016-1215	16.60%
Goldman, 30 Hudson St., Jersey City, NJ, 07302	11.14%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	67.16%

SDCI

Name & Address	Percent of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	45.23%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	25.76%
Huntington Bank, 5555 Cleveland Ave, GW4E62, Columbus, OH 43231	5.01%

USG

Name & Address	Percent of Fund
Morgan Stanley, 1300 Thames St, 6th Floor, Baltimore, MD 21231	5.79%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	16.15%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	37.11%
Vanguard, 14321 N. Northsight Blvd, Scottsdale, AZ 85260	5.09%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	6.22%

USE

Name & Address	Percent of Fund
Goldman, 30 Hudson St., Jersey City, NJ, 07302	22.17%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	30.07%
Bank of America, 9000 Southside Blvd, Bldg 300, Jacksonville, FL32256	17.66%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	5.55%
Royal Bank of Canada, 200 Bay Street, 6th Floor, Royal Bank Plaza North Tower, Toronto, ON M5J2W7	5.50%

37

ZSB

Name & Address	Percent of Fund
Bank of New York Mellon, 525 William Penn Place, Pittsburgh, PA 15259	6.52%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	7.59%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	19.29%
Bank of New York Mellon/ SPDR, 525 William Penn Place, Pittsburgh, PA 15259	41.50%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	16.82%

ZSC

Name & Address	Percent of Fund
Pershing, One Pershing Plaza, Jersey City, NJ 07399	50.73%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	39.22%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	5.14%

In addition to the information provided above, the Adviser beneficially owns shares of each of the following Funds as of September 30, 2025 in the percentage ownership set forth below:

Name of Fund	Percent of Fund
USE	30.00%
ZSB	16.50%
ZSC	50.50%

PORTFOLIO TURNOVER

Changes may be made in each Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in each Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The table below shows the portfolio turnover rate for each Fund, for the last two fiscal years (or periods, as applicable) ended June 30.

Fund	2025	2024
UMI	41%	21%
UDI	24%	28%
SDCI	0%	0%
USG	0%	0%
USE	0%	0%
ZSB	138%[1]	38%
ZSC	14%	8%[2]

[1]	The Fund experienced substantial creation and redemption activities relative to its size, which contributed to the increase in the portfolio turnover rate as compared to the prior fiscal year.
[2]	For the fiscal period from August 8, 2023 (commencement of operations) through June 30, 2024.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of each Fund’s Prospectus entitled “Management.”

38

Adviser

The Adviser serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser also serves as investment adviser to each Subsidiary and has overall responsibility for the management of the Subsidiary pursuant to a subsidiary investment advisory agreement between the Adviser and each Subsidiary (each a “Subsidiary Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser, subject to the supervision of the Board, provides an investment program for each Fund and Subsidiary. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund and Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of each Fund’s and Subsidiary’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Funds and Subsidiaries to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Funds and Subsidiaries; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Funds and Subsidiaries; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Funds’ and Subsidiaries’ records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreements will continue in effect from year to year with respect to each Fund and Subsidiary provided such continuance is specifically approved at least annually by (i) the vote of a majority of each Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser to UMI and UDI

Miller/Howard (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of UMI and UDI and directs the purchase and sale of each Fund’s investments. Miller/Howard serves as the sub-adviser to UMI and UDI pursuant to a sub-advisory agreement between the Adviser and Miller/Howard, with respect to each Fund (the “Miller/Howard Sub-Advisory Agreements”).

The Miller/Howard Sub-Advisory Agreement provides for an initial two-year term with respect to UMI and UDI after the date the Fund commenced operations. The Miller/Howard Sub-Advisory Agreements will continue in effect with respect to UMI and UDI from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Miller/Howard Sub-Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Miller/Howard Sub-Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Miller/Howard or by Miller/Howard on 60 days’ written notice to the Trust.

Sub-Adviser to USG and its Subsidiary

SummerHaven (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of USG and its Subsidiary and directs the purchase and sale of the Fund’s and Subsidiary’s investments. SummerHaven serves as the sub-adviser to USG pursuant to a sub-advisory agreement between the Adviser and SummerHaven (the “USG Sub-Advisory Agreement”) and serves as the Sub-Adviser to the Subsidiary pursuant to a Sub-Advisory Agreement between the Subsidiary and SummerHaven (the “USG Subsidiary Sub-Advisory Agreement” and together with the USG Sub-Advisory Agreement, the “USG Sub-Advisory Agreements”).

39

The USG Sub-Advisory Agreements provide for an initial two-year term after the date the Fund commenced operations. The USG Sub-Advisory Agreements will continue in effect with respect to the Fund and the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of USG’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The USG Sub-Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The USG Sub-Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to SummerHaven or by SummerHaven on 60 days’ written notice to the Trust.

Sub-Adviser to SDCI’s Wholly-Owned Subsidiary

SummerHaven (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the commodity trading account of SDCI’s wholly-owned subsidiary. SummerHaven serves as the sub-adviser to the Subsidiary pursuant to a sub-advisory agreement between the Adviser and SummerHaven (the “SDCI Subsidiary Sub-Advisory Agreement”).

The SDCI Subsidiary Sub-Advisory Agreement provides for an initial two-year term. The SDCI Subsidiary Sub-Advisory Agreement will continue in effect with respect to the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of SDCI’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The SDCI Subsidiary Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The SDCI Subsidiary Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to SummerHaven or by SummerHaven on 60 days’ written notice to the Trust.

Advisory Fees

Pursuant to the Advisory Agreements, each Fund pays the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate indicated in the table below:

Fund	Advisory Fee
UMI	0.85%
UDI	0.65%
SDCI	0.80%
USG	0.45%
USE	0.79%
ZSB	0.79%
ZSC	0.79%

In connection with the annual unitary management fee, the Adviser is responsible for all expenses of each Fund (including expenses of the Subsidiary, as applicable) except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Subsidiaries do not pay separate fees to the Adviser.

During the past three fiscal years ended June 30, the Adviser received the following compensation from each Fund:

	2025			2024			2023
Fund	Fees Earned	Fees Waived	Net Fees	Fees Earned	Fees Waived	Net Fees	Fees Earned	Fees Waived	Net Fees
UMI(1)	$2,948,295	—	$2,948,295	$1,967,308	—	$1,967,308	$1,555,249	—	$1,555,249
UDI	$31,383	—	$31,383	$37,150	—	$37,150	$36,158	—	$36,158
SDCI(2)	$539,564	$134,891	$404,672	$108,802	$27,201	$81,601	$72,282	$18,070	$54,212
USG	$45,737	—	$45,737	$15,412	—	$15,412	$15,306	—	$15,306
USE(3)	$25,877	—	$25,877	$28,285	—	$28,285	3,895	—	3,895
ZSB(2)(4)	$11,130	$2,818	$8,312	$13,698	$3,468	$10,230	8,674	2,196	6,478
ZSC(2)(5)	$18,122	$4,588	$13,534	$17,885	10,227	$7,658	NA	NA	NA

40

(1)	The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fees for UMI. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.
(2)	The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fees for each of SDCI, ZSB and ZSC. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

(3)	USE commenced operations on May 4, 2023.
(4)	ZSB commenced operations on January 10, 2023.
(5)	ZSC commenced operations on August 8, 2023.

With respect to ZSC, the Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser.

Sub-Advisory Fees – Miller/Howard

As compensation for the services that it provides to UMI, Miller/Howard receives a sub-advisory fee of 0.38% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee. The sub-advisory fee is paid by the Adviser, not the Fund.

Miller/Howard has contractually agreed through October 31, 2026 to waive 0.08% of its sub-advisory fees for UMI. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of Miller/Howard and the Adviser, and will terminate automatically if the Miller/Howard Sub-Advisory Agreement with respect to UMI is terminated. After October 31, 2026, Miller/Howard and the Adviser may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by Miller/Howard.

During the past three fiscal years ended June 30, Miller/Howard received the following sub-advisory fees from the Adviser, with respect to UMI:

	2025	2024	2023
UMI	$1,318,065	$881,912	$695,288

As compensation for its services to UDI, Miller/Howard receives an annual fee based on the average daily net assets of the Fund, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee as outlined in the table below. The sub-advisory fee is paid by the Adviser, not by the Fund.

Assets	Annual Fee as a percent of average daily net assets
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001 - $50,000,000)	0.00%
On the next $50 million ($50,000,001 - $100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

During the past three fiscal years ended June 30, Miller/Howard received the following sub-advisory fees from the Adviser, with respect to UDI:

	2025	2024	2023
UDI	$7,877	$10,027	$9,998

Sub-Advisory Fees - SummerHaven

As compensation for the services that it provides to SDCI’s Subsidiary, SummerHaven receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee. The sub-advisory fee is paid by the Adviser, not by the Fund.

41

During the past three fiscal years ended June 30, SummerHaven received the following sub-advisory fees from the Adviser, with respect to SDCI’s Subsidiary:

	2025	2024	2023
SDCI Subsidiary	$117,704	$25,942	$24,601

As compensation for the services that it provides to USG and its Subsidiary, SummerHaven receives a sub-advisory fee of 0.15% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee. The sub-advisory fee is paid by the Adviser, not by the Fund.

During the past three fiscal years ended June 30, SummerHaven received the following sub-advisory fees from the Adviser, with respect to USG and its Subsidiary:

	2025	2024		2023
USG and Subsidiary	$0	$0	(1)	$0	(1)

(1)	Because SummerHaven agreed to waive its fee at certain asset levels, $0 of the fee received by the Adviser was paid to SummerHaven.

Portfolio Managers

The persons primarily responsible for the day-to-day management of each Fund are as follows:

Fund	Portfolio Managers
UMI	Adam Fackler, CFA John R. Cusick, CFA

UDI	Adam Fackler, CFA Michael Roomberg, CFA John (“Jack”) E. Leslie III, CFA

SDCI	Andrew F Ngim Seth Lancaster

USG	Jake DeSantis Rajkumar Janardanan

USE	Seth Lancaster Darius Coby Andrew F Ngim

ZSB	Seth Lancaster Darius Coby Andrew F Ngim

ZSC	Seth Lancaster Darius Coby Andrew F Ngim

42

The following table provides information about the other accounts managed by each Portfolio Manager, as of June 30, 2025:

UMI

	Adam Fackler, CFA	John R. Cusick, CFA
Registered Investment Companies
Number of Accounts	2	1
Total Assets (in millions)	$389	$386
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	2,021	2,022
Total Assets (in millions)	$3,214	$3,214
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0

UDI

	Adam Fackler, CFA	John E. Leslie III, CFA	Michael Roomberg, CFA
Registered Investment Companies
Number of Accounts	2	1	1
Total Assets (in millions)	$389	$3	$3
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	0	0	0
Total Assets (in millions)	$0	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Accounts
Number of Accounts	2,021	2,022	2,022
Total Assets (in millions)	$3,211	$3,596	$3,596
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0

43

SDCI

	Andrew F Ngim	Seth Lancaster
Registered Investment Companies
Number of Accounts	3	3
Total Assets (in millions)	$6	$6
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	2	0
Total Assets (in millions)	$457	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0

USG

	Jake DeSantis	Rajkumar Janardanan
Registered Investment Companies
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	5	5
Total Assets (in millions)	$695	$695
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	8	8
Total Assets (in millions)	$465	$465
Number of Accounts Subject to a Performance Fee	2	2
Total Assets Subject to a Performance Fee (in millions)	$92	$92

USE

	Andrew F Ngim	Darius Coby	Seth Lancaster
Registered Investment Companies
Number of Accounts	3	2	3
Total Assets (in millions)	$173	$4	$173
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	2	0	0
Total Assets (in millions)	$457	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Accounts
Number of Accounts	0	0	0
Total Assets (in millions)	$0	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0

44

ZSB

	Andrew F Ngim	Darius Coby	Seth Lancaster
Registered Investment Companies
Number of Accounts	3	2	3
Total Assets (in millions)	$174	$5	$174
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	2	0	0
Total Assets (in millions)	$457	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Accounts
Number of Accounts	0	0	0
Total Assets (in millions)	$0	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0

ZSC

	Andrew F Ngim	Darius Coby	Seth Lancaster
Registered Investment Companies
Number of Accounts	3	2	3
Total Assets (in millions)	$173	$4	$173
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	2	0	0
Total Assets (in millions)	$457	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0
Other Accounts
Number of Accounts	0	0	0
Total Assets (in millions)	$0	$0	$0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0	$0

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. In addition, current trading practices do not allow portfolio managers to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

45

Compensation – The Adviser

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Compensation – SummerHaven

SummerHaven compensates its non-partner level portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. Partner-level portfolio management personnel receive a base salary and an allocated portion of the annual profits of SummerHaven.

Compensation – Miller/Howard

Miller/Howard Portfolio Managers and Research Analysts have a mandate to select stocks with high and growing income from financially strong companies that can deliver sustainable investment performance. ESG integration is also a major part of this evaluation. The Portfolio Managers are evaluated on investment performance, research quality, productivity, teamwork, and marketing support. Investment performance is judged relative to a universe that meets the investment mandate. By selecting the highest quality names within the investible universe, and holding companies that pay and grow their income, the Portfolio Managers should invest in companies that perform well against the universe and also achieve the stated income objective. Research quality and productivity are measured by the research reports that the portfolio management team members create for each stock candidate. The report includes an overview of the company’s operations, the bull and bear cases for the stock, and a review of strategy-fit for all relevant portfolios. The research pack also includes extensive background materials such as the quantitative profile, financial statements, ESG profile, applicable notes, sell-side reports, relevant industry materials, etc. Having the standard pack allows the team to have efficient discussions and make fully informed decisions on a particular company. Teamwork and Marketing support are measured by success of the team, interpersonal communications and support, 360 interviews, marketing collateral, client-service, and support.

Miller/Howard’s compensation package for investment and non-investment professionals comprises salary and bonus, as well as generous health and welfare benefits. Bonuses are discretionary and are affected by the profits and losses of the company as well as consideration of factors that contribute to client goals and the long-term success of the company.

In addition, all participating employees receive an allocation of Miller/Howard’s contributions and dividends in the Miller/Howard Employee Stock Ownership Plan (“ESOP”). The value of each employee’s ESOP account will change based on the company’s financial performance. Certain investment team members also participate under the company’s Management Incentive Program, which enables them to share in valuation increases of the company over a number of years.

46

Ownership of Securities

The table below sets forth the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the portfolio managers of that Fund as of June 30, 2025.

Fund	Portfolio Manager	Dollar Range of Shares of Fund
UMI	Adam Fackler, CFA	$10,001–$50,000
	John R. Cusick, CFA	Over $100,000

UDI	Adam Fackler, CFA Michael Roomberg, CFA John (“Jack”) E. Leslie III, CFA	$1-$10,000 None $1–$10,000

SDCI	Andrew F Ngim	None
	Seth Lancaster	$1-$10,000

USG	Jake DeSantis	None
	Rajkumar Janardanan	None

USE	Andrew F Ngim	None
	Darius Coby	None
	Seth Lancaster	$1-$10,000

ZSB	Andrew F Ngim	None
	Darius Coby	None
	Seth Lancaster	None

ZSC	Andrew F Ngim	None
	Darius Coby	None
	Seth Lancaster	None

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York (“BNY” or the “Administrator”) serves as administrator for the Funds. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Funds.

As the Administrator, BNY assists with the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds.

BNY also serves as custodian of the Funds’ and the Subsidiaries’ assets. BNY has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; and (3) make periodic reports to the Funds concerning the Funds’ operations. BNY does not exercise any supervisory function over the purchase and sale of securities.

BNY also serves as transfer agent and dividend paying agent for the Funds. BNY has agreed, among other duties, to (1) issue and redeem shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Funds.

As compensation for the foregoing services, BNY receives certain out of pocket costs and asset-based fees, which are accrued daily and paid monthly by the Adviser.

47

The following table sets forth the compensation received by BNY for its roles as the Administrator, custodian, and transfer agent during the fiscal years ended June 30, 2023, 2024 and 2025.

Fiscal Year	Total Compensation Received
2023	$363,167
2024	$726,959
2025	$795,206

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Trust and the Funds. For the fiscal year ended June 30, 2025, Cohen & Company, Ltd. performed the annual audit of the Funds’ financial statements; reviewed, and signed as paid preparer of, the Funds’ U.S. federal, state, and excise tax returns and advised the Funds on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or a Sub-Adviser), and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Funds will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Funds’ policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Advisers believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Advisers will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

48

The Adviser and Sub-Advisers do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser or Sub-Advisers may cause the Funds to pay a broker-dealer a commission for effecting a securities transaction for the Funds that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Funds is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds and its other investment advisory clients. The practice of using a portion of the Funds’ commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by the Funds.

Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or a Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with a particular Fund. Some of these products and services are also available to the Adviser or Sub-Advisers for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or Sub-Advisers for services provided to the Funds.

The Adviser, Miller/Howard and SummerHaven have not utilized soft dollars in connection with the management of any Funds.

Brokerage Commissions Paid

The following table shows total brokerage commissions paid by the Funds in the last three fiscal years.

	Fiscal Year/Period Ended
Fund	June 30, 2025	June 30, 2024		June 30, 2023
UMI	$129,726	$42,985			$45,123
UDI	$589	$794			$1,200
SDCI	$0	$0			$7,971
USG	$0	$0			$2,588
USE	$0	$0			$1,637	[1]
ZSB	$900	$310			$5,488	[2]
ZSC	$491	$1,483	[3]	$	N/A

1. For the fiscal period from May 4, 2023 (commencement of operations) through June 30, 2023.

2.	For the fiscal period from January 10, 2023 (commencement of operations) through June 30, 2023.
3.	For the fiscal period from August 8, 2023 (commencement of operations) through June 30, 2024.

49

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and Sub-Advisers. The Policy is designed to ensure that the disclosure of information about the Funds’ portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including the Funds’ website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Distributor may make available portfolio holdings information to institutional market participants, including Authorized Participants and other entities that provide information services. This information typically reflects a Fund’s anticipated holdings on the following business day.

The Trust, Adviser, Sub-Advisers, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Funds.

Daily access to the Funds’ portfolio holdings is permitted to personnel of the Adviser, Sub-Advisers, the Distributor, the Administrator, the custodian and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

50

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of each Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

51

PURCHASE AND REDEMPTION OF CREATION UNITS

Procedures and Policies for UDI and UMI

Creation

The Trust issues and sells shares of UMI and UDI only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. For UMI and UDI, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, or a non-representative sampling as allowed by the Trust’s Custom Basket Procedures of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from UMI or UDI in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of UMI or UDI until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for UMI or UDI changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. The Trust reserves the right to permit or require the substitution of an amount of cash (a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting.

When, in the sole discretion of the Trust, cash purchases of Creation Units are available or specified for UMI or UDI, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset UMI and UDI’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

52

All orders to purchase shares of UMI or UDI directly from the Fund, including non-standard orders, must be placed for one or more Creation Units. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and/or applicable order form, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of UMI or UDI shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the prescribed settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the normal settlement cycle in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to UMI or UDI, for reasons including, but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

53

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $100. UMI and UDI reserve the right to waive the transaction fee, if it is in the best interest of the Fund.

UMI or UDI may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For UMI and UDI, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, BNY, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

For UMI and UDI, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. UMI or UDI may permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders Using Clearing Process. For UMI and UDI, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the prescribed settlement date.

54

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made by the prescribed settlement date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than the normal settlement cycle. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash. Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $100. UMI and UDI reserve the right to waive the transaction fee, if it is in the best interest of the Fund.

UMI or UDI may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Procedures and Policies for SDCI, USG, and USE

Creation

The Trust issues and sells shares of SDCI, USG and USE only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectuses, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which SDCI, USG and USE calculate their NAVs.

Deposit Cash. Creation Units of SDCI, USG and USE are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. SDCI, USG and USE generally accept only cash for the purchase of a Creation Unit. However, the Funds reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If a Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

55

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit of SDCI, USG or USE, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Unit-sized aggregations of shares. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time”) in order for the creation of a Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units made through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. SDCI, USG and USE reserve the right to reject a creation order transmitted to it by the Distributor with respect to a Fund, for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

56

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $250. SDCI, USG and USE reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Funds may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For SDCI, USG and USE, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Funds through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

SDCI, USG and USE will generally provide cash in exchange for a Creation Unit. If the Funds elect to offer or require in-kind redemptions, BNY, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

In times when in-kind redemptions are provided, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For SDCI, USG and USE, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than the Cut-off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the prescribed settlement date.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $250. SDCI, USG and USE reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

Each Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

57

Procedures and Policies for ZSB and ZSC

Creation

The Trust issues and sells shares of ZSB and ZSC only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Generally, Creation Units of ZSB and ZSC are issued for cash and calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit, plus a transaction fee, as discussed below.

Fund Deposit. ZSB and ZSC generally accept only cash for the purchase of a Creation Unit. However, the Funds reserve the right to permit or require full or partial in-kind purchases of Creation Units under certain circumstances. If a Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, or a non-representative sampling as allowed by the Trust’s Custom Basket Procedures, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. Due to the nature of the securities held by ZSB and ZSC, the Funds will generally require the substitution of an amount of cash to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting (a “cash in lieu” amount).

When, in the sole discretion of the Trust, cash purchases of all or part of a Creation Unit are required, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

58

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of ZSB or ZSC directly from the Fund, including non-standard orders, must be placed for one or more Creation Unit-sized aggregations of shares. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the creation of Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for purchase or redemption of a Creation Unit is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of ZSB and ZSC shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the prescribed settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the normal settlement cycle in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

59

Acceptance of Orders for Creation Units. ZSB and ZSC reserve the right to reject a creation order transmitted to it by the Distributor with respect to the Fund, for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $250. ZSB and ZSC reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For ZSB and ZSC, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to ZSB and ZSC, BNY, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

ZSB and ZSC will generally provide cash in exchange for a Creation Unit. When in-kind redemptions are allowed, the redemption proceeds for a Creation Unit generally consist of Fund Securities, cash equivalents of Fund Securities, and cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (including cash equivalents of Fund Securities) (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. Due to the nature of the securities held by ZSB and ZSC, the Fund will generally permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

60

Placement of Redemption Orders Using Clearing Process. For ZSB and ZSC, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the prescribed settlement date.

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made by the prescribed settlement date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than the normal settlement cycle. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $250. ZSB and ZSC reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Required Early Acceptance Of Orders. Because the securities held by the Fund may trade in foreign markets, notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, ZSB and ZSC may require orders to be placed prior to the Transmittal Date in order to receive the Transmittal Date’s NAV. The cut-off time to receive the Transmittal Date’s NAV will not precede the calculation of the NAV of the Fund’s shares on the prior Business Day. Orders to purchase shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

61

Broker-dealer firms should also note that dealers who are effecting transactions in shares of a Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Determination of Net Asset Value.”

The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, except that the NAV of SDCI is calculated at 2:30 p.m. Eastern Time. If regular trading on the Listing Exchange closes earlier than 4:00 p.m. Eastern Time on a given day, (or earlier than 2:30 p.m. with respect to SDCI), the NAV of the Fund will be calculated as of that earlier time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. The NAV of the liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing a Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of a Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, each Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Dividends and Distributions.”

62

Dividends from net investment income are declared and paid at least monthly with respect to UMI and UMI, at least quarterly with respect to USG, and at least annually with respect to SDCI, USE, ZSB and ZSC. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of each Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for U.S. federal income tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to satisfy the Annual Distribution Requirement (as defined below) and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury Regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships and pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;
•	A corporation or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) if the trust was in existence on August 20, 1996, it was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

63

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership, or other entity or arrangement treated as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws; state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Funds

Election to be Taxed as a RIC. Each Fund intends to elect to be treated, and qualify annually thereafter, as a RIC under subchapter M of the Code.

Taxation as a RIC.

If a Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement (defined below),

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, a Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

The Funds intend to distribute annually all or substantially all of such income. The Funds may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

64

As a RIC, a Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” Each Fund intends to distribute annually all or substantially all of such income. Generally, if a Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent a Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax. Capital loss carryforwards of a Fund generally can be carried forward indefinitely. The amounts that are available to be carried forward to offset future capital gains are determined under the Code and the applicable Treasury Regulations.

To maintain its qualification as a RIC, a Fund cannot invest more than 25% of its total assets in QPTPs. The MLPs in which UMI intends to invest will generally be QPTPs. As a result, in order to maintain its qualification as a RIC, UMI intends to limit its investment in MLPs, which could reduce the Fund’s return.

U.S. Federal Excise Tax. A Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that the Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Funds to their shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If a Fund fails to qualify as a RIC for a period greater than two taxable years, in order to qualify as a RIC in a subsequent year the Fund may be subject to U.S. federal income tax imposed at corporate tax rates on any net built-in gains with respect to certain of the Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of their investments, the Funds may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. A Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

65

Tax Information about Investments in Commodities and Subsidiaries (SDCI, USG, USE, ZSB and ZSC)

Income from commodities is generally not qualifying income for purposes of the 90% Gross Income Test. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the 90% Gross Income Test. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of the 90% Gross Income Test.

As discussed above, each of SDCI, USG, USE, ZSB and ZSC intends to gain exposure to the commodities market primarily through an investment in its Subsidiary. Each Fund expects that its Subsidiary will be treated as a controlled foreign corporation or “CFC.” In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of such corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. As a U.S. Shareholder, each Fund will be treated as receiving a deemed distribution (taxable as ordinary income) each year from such CFC in an amount equal to the Fund’s pro rata share of the CFC’s income for the tax year (including both ordinary earnings and capital gains),” regardless of whether or not the CFC makes an actual distribution during such year. The Fund will be required to include such deemed distribution in its investment company taxable income, which will be subject to the Annual Distribution Requirement and will be taken into account for purposes of calculating the 4% excise tax.

Treasury regulations provide that the income inclusion from a CFC will be treated as qualifying income for purposes of the 90% Gross Income Test only if the (1) CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income or (2) the income inclusion derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the 90% Gross Income Test. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not qualifying income. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level at regular corporate tax rates with no deduction for any distributions paid to shareholders. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss may not be carried forward to offset profit, if any, realized by the Subsidiary in future years.

66

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

In addition, to maintain its qualification as a RIC, each Fund intends to limit its investment in its Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. Each Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Derivatives. A Fund’s transactions in derivatives are subject to special provisions of the Code that, among other things, (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Annual Distribution Requirement and to eliminate its liability for Fund-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year any net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss if held directly by the Fund but if held by the Subsidiary as is expected such gains will be recognized as ordinary income by the Fund to the extent of the Subsidiary’s annual net earnings if any. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

PFIC Investments. A Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (or “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, each Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, each Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for Fund-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

67

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. Each Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

Each Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Capital Loss Carryforwards. For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Post-October Losses. In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

REITs. Certain of UDI’s holdings in real estate assets may be held through one or more entities treated as real estate investment trusts or “REITs” for U.S. federal income tax purposes. To obtain the favorable tax treatment afforded to REITs under the Code, among other things, such REIT generally will be required each year to distribute to its shareholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay an entity-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible U.S. federal excise tax on the excess of the amounts required to be distributed over the sum of (x) the amounts that it actually distributed and (y) the amounts it retained and upon which it paid income tax at the entity level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions. In addition, in order to qualify as a REIT, not more than 50% of the value of each REIT’s shares may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than a REIT’s first taxable year.

If a REIT fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at the applicable corporate income tax rate. In addition, it would generally be disqualified from treatment as a REIT for the four taxable years following any taxable year in which it fails to qualify as a REIT. Loss of REIT status would reduce such REIT’s net earnings available for investment or distribution to the Fund as a result of the imposition of entity-level tax on the REIT.

68

Master Limited Partnerships. (UMI). UMI may invest up to 25% of its total assets in certain MLPs. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from investing in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

As a limited partner in such MLPs, UMI will be allocated its pro rata share of each MLP’s income, gains, losses, deductions, and credits. The Fund expects that a significant portion of its allocable share of taxable income and gains from the MLPs will be offset by its allocable share of tax deductions from such MLPs. As a result, such MLPs may make distributions to the Fund that represent non-taxable return of capital distributions. The percentage of an MLP’s taxable income that is offset by taxable deductions will fluctuate over time for various reasons. To the extent that an MLP reduces its pace of acquiring new investments, tax deductions for depreciation and amortization may similarly be reduced. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in a relative increase in the amount of taxable distributions to the shareholder compared to non-taxable distributions. In addition, when the Fund receives return of capital distributions from an MLP, its adjusted tax basis in the limited partnership interests in such MLP is reduced by the non-taxable portion of such distributions. This will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

69

In general, dividends of net investment income received by corporate shareholders of the Funds may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, a Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of a Fund’s shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

70

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from certain MLPs. Applicable Treasury Regulations permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the adjusted tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Each Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) is required to report adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Issuance and Redemption of Creation Units. With respect to in-kind transactions, on an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in-kind transactions, on a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of shares if the Authorized Participant (or group of Authorized Participants) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

71

Backup Withholding. A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all distributions to any U.S. shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussion regarding backup withholding and FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate. No Fund anticipates that it will be a U.S. real property holding corporation.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if a Fund is a “U.S. real property holding corporation” (and the exceptions for “domestically controlled” RICs and publicly-traded RICs do not apply), distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Non-U.S. Shareholders should provide each Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisor.

72

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of a Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Funds’ audited financial statements and report of Cohen & Company, Ltd., as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2025. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

73

APPENDIX A

USCF ADVISERS LLC
PROXY VOTING GUIDELINES

General Introduction

USCF Advisers LLC (“the Adviser” or “USCF”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Guidelines apply to the USCF ETF Trust (“Trust”) which is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Trustees (“Trustees”) of the Trust has delegated to the Adviser the authority to vote proxies on securities held by any series of the Trust (individually a “Fund” and collectively the “Funds”) and provided that the Adviser has not otherwise delegated such authority to a sub-adviser to vote proxies on behalf of a Fund.

When the Adviser votes proxies for a Fund, it acts as the Fund agent and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Fund that owns the related security.

Proxy Voting Policy and Arrangements with Proxy Voting Vendor

USCF recognizes the growing view that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. USCF has determined that it is in the best interests of shareholders to vote proxies in accordance with these principles. As a result, USCF has contracted with Institutional Investor Services (“ISS” or “proxy vendor”), an independent third-party proxy vendor, to provide vote recommendations according to proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights to a set of pre-determined proxy voting policy guidelines.

It is USCF’s policy to follow and vote proxies in accordance with the recommendations of the ISS International and United States Sustainability Proxy Voting Guidelines (“ISS Guidelines”). A copy of the ISS Guidelines can be found at www.issgovernance.com. USCF has also contracted with ISS not only to act as agent for the proxy voting process but also to maintain records on its proxy voting on behalf of the Funds.

There may be occasional circumstances in which USCF exercises its voting discretion to deviate from the proxy vendor’s recommendation. USCF’s action in these cases is described in the Conflicts of Interest section of these Proxy Guidelines.

Proxy Voting Oversight

The Adviser’s Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers (the “Group”) are responsible for the general oversight of the proxy voting process. As a result, the Group, either individually or collectively, will perform the following tasks in satisfying this responsibility:

•	Review annually, and revise as necessary, these Proxy Guidelines.
•	Review annually the ISS Guidelines to determine that they continue to be consistent with the Proxy Guidelines and reasonably designed to be in the best interests of the Trust; and
•	Annually review a sample of proxy votes taken to determine whether those votes were consistent with these Proxy Guidelines, including any votes where USCF determined it had a material conflict of interest.

The CCO shall coordinate a meeting, at least annually, to discuss the aforementioned with the Group.

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining USCF’s proxy vendor to provide voting recommendations, the CCO will conduct due diligence of the proxy vendor and will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting.
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology.
•	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes.
•	The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner.
•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third party information.
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest.
•	Whether the proxy vendor updates the Adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions.
•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions if any to keep confidential Frontier’s non-public information, including USCF’s intention to proxy votes.

At least annually, the CCO will provide the Group with a report on the results of the review and a recommendation whether to retain the proxy vendor.

Conflicts of Interest

Because of the limited scope of the business of the Adviser, it does not expect conflicts between the interests of the Adviser and those of the Funds with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) or any other potential conflict of interest, the proxy shall be referred to the CCO before it is voted.

If the CCO determines that a material conflict exists, the CCO will consult with the Operations Manager, and one or more Portfolio Managers responsible for the general oversight of the proxy voting process. The Group will decide to vote the proxy by: (a) following the recommendations of the proxy vendor; or (b) by voting the proxy by not taking into consideration the relationship that gave rise to the conflict and voting the proxy in the best interest of the Fund.

Recordkeeping

USCF will maintain in an easily accessible place for a period of six years, the first two years in an easily accessible place, all records relating to proxy voting. These records include the following:

•	A copy of the proxy voting policy.
•	A copy of each proxy statement received on behalf of the Funds.
•	A record of each vote cast on behalf of the Funds.

•	A copy of all documents created by USCF’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	A copy of each written request by an investor for information on how USCF voted proxies, as well as a copy of any written response.

USCF reserves the right to maintain certain proxy records with the proxy vendor or any other entity in accordance with all applicable regulations.

Amended: December 1, 2022

Proxy Voting Guidelines of SummerHaven Investment Management, LLC

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Sub-Adviser generally retains proxy-voting authority with respect to securities purchased for its Securities Clients. Under such circumstances, the Sub-Adviser votes proxies in the best interest of those Securities Clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The Sub-Adviser has entered into an agreement with Institutional Shareholder Services Inc. (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Sub-Adviser with its research on proxies and to facilitate the electronic voting of proxies.

The Sub-Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless otherwise instructed by the Sub-Adviser.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the adviser maintains ongoing oversight of delegated proxy voting functions.

In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that in making this determination the proxy voting service (i) has the capacity and competence to adequately analyze proxy issues, and (ii) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Sub-Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Sub-Adviser’s policies and procedures as necessary.

Proxies relating to securities held in Securities Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Sub-Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (i) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (ii) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (iii) the Sub-Adviser has made a determination that it is in the best interests of the Securities Clients for the Sub-Adviser to vote a proxy, the Sub-Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.	Keep a record of each proxy received;
2.	Forward the proxy to the Portfolio Manager responsible for managing the assets of the Securities Clients on behalf of the Sub-Adviser;
3.	Determine which Securities Clients hold the security to which the proxy relates;

4.	Provide the Portfolio Manager with a list of Securities Clients that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Sub-Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;
5.	Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Sub-Adviser will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Sub-Adviser’s voting guidelines. The Portfolio Manager will send his decision on how the Sub-Adviser will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner; and
6.	Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of Securities Clients for which the Sub-Adviser has proxy voting obligations against a list of votes cast by the Sub-Adviser or by the Proxy Voting Service for Securities Clients) or that the Sub-Adviser has determined that not voting for a particular Securities Client is appropriate.
III.	VOTING GUIDELINES

To the extent the Sub-Adviser determines to vote a proxy directly (i.e., does not utilize the Proxy Voting Service), the Sub-Adviser will vote such proxy in the best interests of each particular Securities Client, which may result in different voting results for proxies for the same issuer. The Sub-Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its Securities Clients.

•	Generally, the Sub-Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
•	Generally, the Sub-Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Sub-Adviser shall determine whether a proposal is in the best interests of its Securities Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Sub-Adviser’s opinion of management;
•	whether the proposal acts to entrench existing management; and
•	whether the proposal fairly compensates management for past and future performance.
IV.	DISCLOSURE
A.	The Sub-Adviser will disclose in its Form ADV Part 2 that Securities Clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Sub-Adviser voted such Securities Client’s proxies, and to request a copy of these policies and procedures. If a Securities Client requests this information, the Compliance Officer will prepare a written response to the Securities Client that lists, with respect to each voted proxy that the Securities Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Sub-Adviser voted the Securities Client’s proxy.
B.	A concise summary of these Proxy Voting Policies and Procedures will be included in the Sub-Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
V.	POTENTIAL CONFLICTS OF INTEREST OF THE SUB-ADVISER
A.	In the event that the Sub-Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Sub-Adviser and its Securities Clients. This examination will include a review of the relationship of the Sub-Adviser, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Securities Client of the Sub-Adviser or an affiliate of the Sub-Adviser or has some other relationship with the Sub-Adviser, its personnel or a Securities Client of the Sub-Adviser.

B.	If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Sub-Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Securities Client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Sub-Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Sub-Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Sub-Adviser may disclose the conflict to the affected Securities Clients and, except in the case of Securities Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Securities Clients the opportunity to vote their proxies themselves. In the case of ERISA Securities Clients, if the Investment Management Agreement reserves to the ERISA Securities Client the authority to vote proxies when the Sub-Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Sub-Adviser will give the ERISA Securities Client the opportunity to vote the proxies itself. Absent the Securities Client reserving voting rights, the Sub-Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.PROXY RECORDKEEPING

The Compliance Officer will maintain files relating to the Sub-Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Sub-Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Sub-Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Sub-Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
2.	A copy of each proxy statement that the Sub-Adviser receives regarding Securities Client securities (the Sub-Adviser may rely on third parties or EDGAR);
3.	A record of each vote that the Sub-Adviser casts;
4.	A copy of any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Sub-Adviser’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.	A copy of each written Securities Client request for information on how the Sub-Adviser voted such Securities Client’s proxies, and a copy of any written response to any (written or oral) Securities Client’s request for information on how the Sub-Adviser voted its proxies.

Proxy Voting Guidelines of Miller/Howard Investments, Inc.

Proxy Voting Policy

Miller/Howard Investments, Inc. (“Miller/Howard”) recognizes, as a fiduciary to our clients and as a matter of policy, that proxy voting is a valuable right of shareholders. Proxy voting is a direct way for an investor to communicate to a company his or her opinions on management’s policies—typically during the company’s Annual General Meeting (AGM). Miller/Howard supports voting proxies consistent with our financial and governance goals, and commitments to our clients. For more information regarding these objectives or about Miller/Howard’s Sustainable Income Opportunities®, please refer to our ESG Investment and Engagement Policy on mhinvest.com.

During each AGM, in addition to the routine items placed on the ballot by management, there may be other important items put forward by shareholders in the form of shareholder resolutions. We support resolutions—whether raised by management or shareholders—that we believe will maintain or increase shareholder value, and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, which will hopefully result in dialogue and the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

ADMINISTRATION AND RESEARCH

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations aligned with our financial and governance goals, including those reflecting our commitment as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of our clients and in alignment with our policies and objectives.

LIMITATIONS, DISCLOSURE, AND UPDATES

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting. Additionally, Miller/Howard may refrain from voting a proxy if the shares are unsupervised, no longer held by the client at the time of the meeting, or not delivered to us by the account custodian.

Miller/Howard discloses a summary of our Proxy Voting Policy in our Form ADV Part 2. On an annual basis, Miller/Howard will amend or update this policy, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

Our proxy voting record and other reports are available on our website or upon request via phone (toll free at 855-679-9166) or email at compliance@mhinvest.com. Other questions may be sent to our ESG team at esg@mhinvest.com.

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave | Suite 301
Kingston, NY 12401
(ph) 845-679-9166
esg@mhinvest.com | www.mhinvest.com

PART C
OTHER INFORMATION
USCF ETF TRUST

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)

	(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)

(b)		Bylaws of USCF ETF Trust(11)

(c)		See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014

(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018(15)

	(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(4)

	(3)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of May 29, 2020, on behalf of the USCF Cayman Commodity 2(7)

	(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021(11)

	(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021(10)

	(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund(10)

	(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4(10)

	(8)	Investment Advisory Agreement by and between USCF Cayman Commodity 5 and USCF Advisers LLC, dated as of September 1, 2022(12)

	(9)	Investment Advisory Agreement by and between USCF Cayman Commodity 3 and USCF Advisers LLC, dated as of February 1, 2023(13)

	(10)	Investment Advisory Agreement by and between USCF Cayman Commodity 7 and USCF Advisers LLC, dated as of March 21, 2023(14)

(11) (12)

Investment Advisory Agreement by and between USCF Cayman Commodity 10 and USCF Advisers LLC(1)

Amendment to Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of September 18, 2025(1)

(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(5)

	(2)	Amendment No. 1 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 25, 2018(7)

	(3)	Amendment No. 2 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of October 1, 2018(7)

	(4)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(6)

	(5)	Amendment No. 4 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2020(7)

	(6)	Amendment No. 5 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 18, 2021(9)

	(7)	Amendment No. 6 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2021(9)

	(8)	Amendment No. 7 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 22, 2022(11)

	(9)	Amendment No. 8 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 27, 2022(11)

	(10)	Amendment No. 9 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of August 3, 2022(11)

	(11)	Amendment No. 10 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 1, 2022(12)

	(12)	Amendment No. 11 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 15, 2023(14)

	(13)	Amendment No. 12 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 21, 2023(15)
	(14)	Amendment No. 16 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 18, 2025(1)

(f)		Not Applicable

(g)	(1)	Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(2)	Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(3)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated May 18, 2022(11)

	(4)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

	(5)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

	(6)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(1)

	(7)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(1)

(h)	(1)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(4)

(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(3)	Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated March 26, 2020(7)

(4)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, USCF Sustainable Battery Metals Strategy Fund and USCF Sustainable Commodity Strategy Fund dated September 18, 2025(1)

(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(1)

(6)	Fee Waiver Agreement by and between USCF Advisers, LLC and Miller/Howard Investments, Inc. on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(1)

(7)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated October 24, 2022(12)

(8)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(9)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(10)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(1)

(11)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(1)

(i)	(1)	Opinion of Legal Counsel(2)

(2)	Consent of Dechert LLP(1)

(j)	Consent of Independent Registered Public Accounting Firm(1)

(k)	Not Applicable

(l)	Form of Initial Capital Agreement(2)

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)

(2)	Code of Ethics of ALPS Distributors, Inc.(2)

(3)	Code of Ethics of Miller/Howard Investments, Inc.(8)

(4)	Code of Ethics of SummerHaven Investment Management, LLC(8)

(q)	(1)	Power of Attorney (for all Trustees except Robyn L. Alexander)(3)

(2)	Power of Attorney (for Robyn L. Alexander)(17)

(1)	Filed herewith.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement filed on October 28, 2019.

(7)	Incorporated herein by reference to Post-effective Amendment No. 93 to the Registration Statement filed on October 27, 2020.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on March 17, 2021.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registration Statement filed on October 26, 2021.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registration Statement filed on October 27, 2021.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 136 to the Registration Statement filed on October 27, 2022.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 143 to the Registration Statement filed on January 3, 2023.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 155 to the Registration Statement filed on April 24, 2023.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 165 to the Registration Statement filed on July 31, 2023.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 170 to the Registration Statement filed on September 26, 2023.

(16)	Incorporated herein by reference to Post-Effective Amendment No. 173 to the Registration Statement filed on October 27, 2023.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 188 to the Registration Statement filed on September 27, 2024.

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls the following Cayman Islands subsidiaries: USCF Cayman Commodity 2, wholly-owned subsidiary of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund; USCF Cayman Commodity 3, wholly-owned subsidiary of USCF Energy Commodity Strategy Absolute Return Fund; USCF Cayman Commodity 4, wholly-owned subsidiary of USCF Gold Strategy Plus Income Fund; USCF Cayman Commodity 5, wholly-owned subsidiary of USCF Sustainable Battery Metals Strategy Fund; and USCF Cayman Commodity 7, wholly-owned subsidiary of USCF Sustainable Commodity Strategy Fund. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in each Fund’s Prospectus.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a)	For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b)	With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c)	In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or
(b)	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (File No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (File No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc., is located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. The information as to the directors and officers of Miller/Howard Investments, Inc., is set forth in Miller/Howard Investments, Inc.’s Form ADV filed with the SEC (File No. 801-28170), and amended through the date hereof, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Premier Properties Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit FundBluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

The Pop Venture Fund

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell**	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Bank of New York
240 Greenwich Street
New York, New York 10286

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

SummerHaven Investment Management, LLC
1286 East Main Street, 4th Floor
Stamford, CT 06902

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave, Suite 301
Kingston, NY 12401

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 220 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 28th day of October, 2025.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	October 28, 2025
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President, Principal Executive Officer, Chairman, and Trustee	October 28, 2025
John P. Love

*	Independent Trustee	October 28, 2025
H. Abram Wilson

*	Independent Trustee	October 28, 2025
Thomas E. Gard

*	Independent Trustee	October 28, 2025
Jeremy Henderson

*	Independent Trustee	October 28, 2025
John D. Schwartz

*	Independent Trustee	October 28, 2025
Robyn L. Alexander

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
(pursuant to Power of Attorney dated October 13, 2016 for all Trustees other than Robyn L. Alexander and Power of Attorney dated September 12, 2024 for Robyn L. Alexander)

EXHIBIT INDEX

(d)(11)	Investment Advisory Agreement by and between USCF Cayman Commodity 10 and USCF Advisers LLC

(d)(12)	Amendment to Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of September 18, 2025

(e)(14)	Amendment No. 16 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 18, 2025

(g)(6)	Amendment to Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025

(g)(7)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025

(h)(4)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, USCF Sustainable Battery Metals Strategy Fund and USCF Sustainable Commodity Strategy Fund dated September 18, 2025

(h)(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025

(h)(6)	Fee Waiver Agreement by and between USCF Advisers, LLC and Miller/Howard Investments, Inc. on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025

(h)(9)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025

(h)(10)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025

(i)(2)	Consent of Dechert LLP

(j)(1)	Consent of Independent Registered Public Accounting Firm